UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ______)

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Filed by a Party other than the Registrant ☐

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Midway Gold Corp.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Midway Gold Corp.
8310 South Valley Highway, Suite 280
Englewood, Colorado 80112

Notice of Annual General and Special Meeting of Shareholders

To all Shareholders of Midway Gold Corp.:

You are invited to attend the 2015 Annual General and Special Meeting (the “Meeting”) of Shareholders (the “Shareholders”) of Midway Gold Corp. (the “Company” or “Midway”) to be held on June 11, 2015 at 10 a.m. (Mountain time) at the offices of Midway Gold Corp 8310 S. Valley Highway, Suite 280 Englewood, CO. 80130. The purposes of the Meeting are:

Annual General Meeting Matters
•	To place before the Meeting the audited financial statements of the Company for the fiscal year ended December 31, 2014 together with the auditors’ report thereon.

•	To set the number of directors at six (including one director (“Preferred Holder Director”)) to be elected by the holders of the Company’s Series A Preferred Shares.

•	To elect six directors (including one Preferred Holder Director) to hold office until the Company’s 2016 Annual General Meeting of Shareholders or until their successors are duly elected or appointed.

•	To consider and vote upon a proposal to approve an advisory (non-binding) resolution regarding the compensation of our named executive officers.

•
To ratify the appointment of KPMG LLP as the Company’s auditor for the fiscal year ending December 31, 2015 and to authorize the Board of Directors of the Company (the “Board” or “Board of Directors”) to fix the remuneration to be paid to KPMG LLP.

Special Meeting Matters
•
To approve Section 26.7(3)(i) of the Company’s Articles (the “Articles”) granting the holders of the Company’s Series A Preferred Shares (the “Series A Preferred Shares”) preferential corporate governance and nomination rights in the event the Company fails twice to redeem the Series A Preferred Shares.

Other Matters
•	To transact such other business that may properly come before the Meeting.

Details of the matters proposed to be put before the Meeting are described in the Proxy Statement, which forms part of this Notice of Meeting.

The Board of Directors has fixed May 7, 2015 as the record date for determining Midway Shareholders who are entitled to receive notice of and vote at the Meeting. A list of Midway’s registered Shareholders as of May 7, 2015 will be available at the Meeting for inspection by Shareholders.

YOUR VOTE IS VERY IMPORTANT. Whether or not you are able to attend the Meeting, please submit your vote as soon as possible to ensure that your views are represented at the Meeting.

Registered Shareholders
If you are a registered Shareholder of Midway, please complete and return the enclosed form of proxy. To be effective, a proxy must be received by Computershare Investor Services Inc. at:

Proxy Dept., 100 University Avenue,
8th Floor, Toronto Ontario, M5J 2Y1
(Fax: Within North America: 1-866-249-7775
Outside North America: (416) 263-9524)

by not later than 5 p.m. (EDT time) on June 9, 2015 or, if the Meeting is rescheduled, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the rescheduled Meeting. Shareholders who are planning to return the form of proxy are encouraged to review the Proxy Statement carefully before submitting their proxy form. If you decide to attend the Meeting you may, if you wish, revoke the proxy and vote your shares in person. See “Part 1 – Voting – Registered Shareholder Voting Instructions” in the Proxy Statement for further details.

Beneficial (Non-Registered) Shareholders
If you hold shares of Midway through a broker, custodian, nominee or other intermediary, instead of a proxy you will find enclosed a voting instruction form. See “Part 1 – Voting – Beneficial Shareholder Voting Instructions” in the Proxy Statement for instructions on how to ensure your views are represented at the Meeting.

Additional Information about Midway
This Notice of Meeting and the Proxy Statement, our 2014 Annual Report on Form 10-K, our 2014 annual audited financial statements and associated management’s discussion and analysis, and additional information with respect to us is available on SEDAR at www.sedar.com, on EDGAR at www.sec.gov/edgar.shtml, and on our website at www.midwaygold.com.

Shareholders of Midway who wish to receive paper copies of the Company’s 2014 annual audited financial statements and associated management’s discussion and analysis, and/or the Company’s 2014 Annual Report on Form 10-K (excluding exhibits) may make a request to Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112, Attention: Corporate Secretary, and a copy of the requested documentation will be mailed free of charge.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ William M. Zisch
President and Chief Executive Officer
Englewood, Colorado
April 10, 2015

Midway Gold Corp.
8310 South Valley Highway, Suite 280
Englewood, Colorado 80112

Proxy Statement
for
Annual General and Special Meeting of Shareholders
to be Held June 11, 2015

Unless the context requires otherwise, references in this Proxy Statement to “Midway Gold,” “Midway,” the “Company,” “we,” “us,” or “our” refer to Midway Gold Corp.

The information contained in this Proxy Statement, unless otherwise indicated, is as of April 10, 2015.

The Annual General and Special Meeting (the “Meeting”) of Shareholders of Midway (the “Shareholders”) will be held on June 11, 2015 at 10 a.m. (MDT time) at the offices of Midway Gold Corp 8310 S. Valley Highway, Suite 280 Englewood, CO. 80130. The purposes of the Meeting are:

Annual General Meeting Matters
•	To place before the Meeting the audited financial statements of the Company for the fiscal year ended December 31, 2014 together with the auditors’ report thereon.

•	To set the number of directors at six (including one Preferred Holder Director).

•	To elect six directors (including one Preferred Holder Director) to hold office until the Company’s 2016 Annual General Meeting of Shareholders or until their successors are duly elected or appointed.

•	To consider and vote upon a proposal to approve an advisory (non-binding) resolution regarding the compensation of our named executive officers (“say-on-pay”).

•
To ratify the appointment of KPMG LLP as the Company’s auditor for the fiscal year ending December 31, 2015 and to authorize the Board of Directors of the Company (the “Board” or “Board of Directors”) to fix the remuneration to be paid to KPMG LLP.

Special Meeting Matters
•
To approve section 26.7(3)(i) of the Articles granting the holders of the Series A Preferred Shares preferential corporate governance and nomination rights in the event the Company fails twice to redeem the Series A Preferred Shares (we refer to this proposal as the “Preferred Shares Rights Matter”).

Other Matters
•	To transact such other business that may properly come before the Meeting.

Under our Articles, a quorum of the Meeting is constituted by at least two (2) persons who are, or who represent by proxy, Shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the Meeting. A quorum must be reached before any action may validly be taken at the Meeting, other than the election of a chairman of the Meeting and the adjournment of the Meeting. If a quorum is not reached in person or by proxy within thirty (30) minutes of the commencement of the Meeting, or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the Meeting will be adjourned to the same time and date of the following week and at the same location. If a quorum is not reached within thirty (30) minutes of the commencement of the adjourned meeting, those present and being, or represented by proxy, one or more Shareholders entitled to vote at the Meeting will constitute a quorum.

References to dollars ($) in this Proxy Statement shall mean U.S. dollars unless otherwise indicated.

We are providing this Proxy Statement and the enclosed form of proxy in connection with the solicitation by management of the Company of proxies for the Meeting. We anticipate that this Proxy Statement and the form of proxy will first be mailed to holders of our common shares and Series A Preferred Shares (together referred to herein as the “Shares”) on or about May 12, 2015.

Proxies are being solicited in connection with this Proxy Statement by Midway’s management. It is expected that solicitation of proxies will be made primarily by mail but proxies may also be solicited personally or by telephone, email, facsimile, or other communication by directors, officers and employees or agents of Midway without additional salary or compensation. All costs of soliciting proxies and mailing the Proxy Statement and other meeting materials in connection with the Meeting will be borne by Midway.

PART 1 – VOTING

HOW A VOTE IS PASSED
Except for the election of directors and the Preferred Shares Rights Matter, all of the other matters that will come to a vote at the Meeting as described in the Notice of Meeting are ordinary resolutions and can be passed by a simple majority – that is, if more than half of the votes that are cast are in favor, then the resolution is approved. Abstentions will not be counted for or against a proposal. Other than the election of the nominee for the board seat to be elected by the Preferred Governance Majority (as defined herein) (the “Preferred Holder Director”), the nominees for election as directors at the Meeting will be elected by a plurality of the votes cast at the Meeting. See “Corporate Governance – Board Policy Regarding Voting for Directors”. With respect to the nominee for election as the Preferred Holder Director (the “Preferred Director Nominee”), such Preferred Director Nominee will be elected by a plurality of the votes cast at the Meeting by the Preferred Governance Majority, voting as a separate class. Other than the Preferred Holder Director, the number of positions on the Board (as set at the Meeting) will be filled by the nominees with the most votes. The Preferred Holder Director’s position shall be filled by the Preferred Director Nominee with the most votes from the Preferred Governance Majority. A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees for which the vote was withheld. The Preferred Shares Rights Matter is a separate special resolution of the holders of common shares and can be passed by a special majority – that is if at least 2/3 of the votes that are cast by holders of common shares are in favor, then the resolution is approved.

WHO CAN VOTE?
Shareholders as of May 7, 2015 (the record date for the Meeting (the “Record Date”)) are entitled to have their views represented at the Meeting. For the purpose of determining how your views may be represented at the Meeting, you must first determine what type of Shareholder you are: a registered Shareholder or a beneficial Shareholder.

Registered Shareholders
You are a registered Shareholder if your Shares are held in your personal name and you are in possession of a share certificate that indicates the same.

Beneficial (Non-Registered) Shareholders
A majority of our Shareholders are non-registered. You are a non-registered Shareholder if your Shares are held in the name of a nominee/intermediary. If you hold your Shares through a bank, a trust company, a brokerage firm or other type of institution, then you are considered a non-registered or beneficial Shareholder. More particularly, a person is a non-registered Shareholder in respect of his or her Shares where such Shares are held either (a) in the name of the intermediary that the non-registered Shareholder deals with (being securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs RESPs and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited in Canada, or The Depository Trust Company in the United States) with which the intermediary deals. If your Shares are held in the name of a U.S. registered broker-dealer nominee, you need to provide your nominee with specific instructions to vote your Shares. See “Broker Non-Votes” below.

Follow the steps in the appropriate category below once you have determined your shareholding type. Please note that only registered Shareholders as of May 7, 2015, or duly appointed proxyholders thereof, are permitted to vote in person at the Meeting.

REGISTERED SHAREHOLDER VOTING INSTRUCTIONS
If you are a registered Shareholder as of May 7, 2015, you may vote in person at the Meeting, or by proxy either by mail, telephone or online. If you wish to vote by telephone or internet, please see the form of proxy enclosed for details on protocol.

Voting in Person
If you are able to join us in person for the Meeting, and wish to vote your Shares in person, you do not need to complete and return the enclosed proxy. Before the official start of the Meeting on June 11, 2015, please register with the representative(s) from the Company, who will be acting as scrutineer at the Meeting. Once you are registered with the scrutineer, your vote will be requested and counted at the Meeting.

For Shares that are registered in the name of a corporation, a duly authorized officer of the corporation may attend the Meeting to vote on the corporation’s behalf provided that documentation evidencing such officer’s authority is (a) received by Computershare at the address indicated on the accompanying Notice of Meeting by not later than 5 p.m. (EDT time) on June 9, 2015 or, if the Meeting is rescheduled, at least forty-eight (48) hours (excluding Saturdays, Sundays and statutory holidays) before the rescheduled Meeting, or (b) provided at the Meeting to Computershare.

Voting by Proxy
If you are not able to attend the Meeting in person, or if you wish to appoint a representative to vote on your behalf, you have the right to appoint a proxyholder, who may or may not be a Shareholder of the Company, to represent you at the Meeting. To do so, use the enclosed form of proxy.

The persons named in the accompanying form of proxy are directors or officers of the Company and are nominees of management. You can choose to have management’s appointee vote your Shares or you may appoint a person of your choice by striking out the printed names and inserting the desired person’s name and address in the blank space provided. Complete the balance of the proxy, sign it and return it to Computershare. Please note that your vote can only be counted if the person you appointed attends the Meeting and votes on your behalf and the proxy has been properly completed, executed and delivered.

You may not vote both by proxy and in person. If you have voted by proxy, you will not be able to vote your Shares in person at the Meeting, unless you revoke your proxy (see “Revoking Your Voting Instructions” below). Return your completed proxy by mail to Computershare or by fax or online by not later than 5 p.m. (EDT time) on June 9, 2015 or, if the Meeting is rescheduled, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the rescheduled Meeting.

BENEFICIAL SHAREHOLDER VOTING INSTRUCTIONS
Regulatory policies require nominees/intermediaries to seek voting instructions from beneficial Shareholders in advance of shareholder meetings. Beneficial Shareholders have the option of (a) not objecting to their nominee/ intermediary disclosing certain ownership information about themselves to the Company (such beneficial Shareholders are designated as non-objecting beneficial owners, or “NOBOs”) or (b) objecting to their nominee/intermediary disclosing ownership information about themselves to the Company (such beneficial Shareholders are designated as objecting beneficial owners, or “OBOs”).

Mailing to Non-Objecting Beneficial Owners or NOBOs
In accordance with the requirements of the Canadian Securities Administrators, the Company has caused its agent to distribute copies of this Proxy Statement and proxy materials directly to beneficial Shareholders who are NOBOs. These materials are being sent to both registered and non-registered Shareholders. If you are a non-registered Shareholder, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the nominee/intermediary holding the Shares on your behalf.

By choosing to send the proxy materials to NOBOs directly, the Company (and not the nominee/intermediary holding Shares on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the voting instruction form enclosed with the mailing you receive.

Mailing to Objecting Beneficial Owners or OBOs
In accordance with the requirements of Canadian Securities Administrators, the Company is distributing copies of this Proxy Statement and proxy materials to clearing agencies and nominees/intermediaries for onward distribution to beneficial Shareholders who are OBOs.

Intermediaries have obligations to forward meeting materials to the OBOs, unless otherwise instructed by the holder (and as required by regulation in some cases, despite such instructions). Generally, nominees/intermediaries will provide OBOs with either: (a) a voting instruction form for completion and execution by the OBO, or (b) a proxy form executed by the nominee/intermediary and restricted to the number of shares owned by the OBO, but not otherwise completed. These are procedures to permit the OBO to direct the voting of the Shares which they beneficially own.

Voting in Person
If you are able to join us in person for the Meeting, and wish to vote your Shares in person, insert your own name in the space provided on the enclosed voting instruction form or form of proxy and carefully follow the signing and return instructions, or other method of response, provided therein. If you do not properly follow such instructions, or do not provide your response within the indicated timeframe, you may not be able to vote your Shares at the Meeting. Before the official start of the Meeting on June 11, 2015 (or such other date to which the Meeting may be rescheduled or adjourned), please register with the representative(s) from the Company.

Most nominees/intermediaries now delegate responsibility for obtaining instructions from OBOs to Broadridge Investor Communications Solutions, Inc. (“Broadridge”). Broadridge typically prepares a voting instruction form, which is mailed to OBOs and requested to be returned to Broadridge, usually by way of mail, telephone or online. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting by proxies for which Broadridge has solicited voting instructions. An OBO who receives a Broadridge voting instruction form cannot use that form to vote Shares in person at the Meeting. Should an OBO who receives a Broadridge voting instruction form wish to attend the Meeting in person, the OBO may request a legal proxy as set forth in the voting instruction form, which will grant the OBO the right to attend and vote at the Meeting. The voting instruction form must be returned to Broadridge (or instructions respecting the voting of common shares must otherwise be communicated to Broadridge) well in advance of the Meeting in order to have your views represented at the Meeting. Please carefully review the instructions on the voting instruction form for completion and deposit. If you have any questions respecting the voting of Shares held through Broadridge, please contact your nominee/intermediary directly for assistance.

To Vote by Proxy
The materials distributed by Midway’s agent to NOBOs include a voting instruction form. A NOBO may vote a voting instruction form in his or her own name at any time by mail, telephone or online in accordance with the instructions appearing on the enclosed voting instruction form. Computershare will tabulate the results of the votes received from NOBOs in accordance with the instructions appearing on the enclosed voting instruction form and will provide appropriate instructions at the Meeting with respect to those votes. Please carefully review the instructions on the voting instruction form for completion and deposit.

Generally, if you are an OBO, you will either:

1.
be given a voting instruction form, which is not signed by your nominee/intermediary, and which when properly completed and signed by you and returned to your nominee/intermediary in adequate time to be forwarded by your nominee/intermediary to Computershare by not later than 5 p.m. (EDT time) on June 9, 2015, will constitute voting instructions, which your nominee/intermediary must follow; or

2.
be given a proxy which has already been signed by your nominee/intermediary (typically by a facsimile, stamped signature), which describes the number of Shares you beneficially own, but which is otherwise not completed. Because your nominee/intermediary has already signed the form of proxy, you are not required to sign this form of proxy when depositing it. If you wish to submit the proxy, complete the form of proxy and deposit it with Computershare at the address indicated on the accompanying Notice of Meeting by not later than 5 p.m. (EDT time) on June 9, 2015.

Whether you choose to vote your beneficially held Shares by proxy or voting instruction form or in person, you must carefully follow the instructions that accompany either the proxy or voting instruction form, including those regarding when and where the proxy or voting instruction form is to be delivered, and the deadline for delivery.

You may not vote both by proxy or voting instruction form and in person. If you have voted by proxy or voting instruction form, you will not be able to vote your Shares in person at the Meeting, unless you revoke your proxy or voting instruction (see “Revoking Your Voting Instructions” below).

REVOKING YOUR VOTING INSTRUCTIONS
If you want to revoke a proxy after you have delivered it, you can do so at any time before it has been acted upon. If you are a registered Shareholder, you may do this by (a) attending the Meeting and voting in person; (b) signing a proxy bearing a later date; (c) signing a written statement which indicates, clearly, that you want to revoke your proxy and delivering this signed written statement to the Corporate Office of Midway Gold Corp. at Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112; or (d) in any other manner permitted by law.

Your proxy will only be revoked if a revocation is received by 4:00 p.m. (EDT time) on the last business day before the day of the Meeting, or any adjournment thereof, or delivered to the person presiding at the Meeting before it (or any adjournment) commences. If you revoke your proxy and do not replace it with another that is deposited with Computershare before the deadline, you can still vote your Shares but to do so you must attend the Meeting in person.

If you are an OBO, follow the procedures provided by your nominee/intermediary to revoke your voting instructions carefully.

EXERCISE OF DISCRETION BY PROXY HOLDERS
You may indicate on your form of proxy or voting instruction form how you wish your proxyholder to vote your Shares. To do this, simply mark the appropriate boxes on the form of proxy or voting instruction form. If you do this, your proxyholder must vote your Shares or withhold from voting your shares in accordance with the instructions you have given, including on any ballot called for at the Meeting. If you do not give any instructions as to how to vote on a particular issue to be decided at the Meeting, your proxyholder can vote your Shares as he or she thinks fit.

If you have appointed the persons designated by management in the form of proxy as your proxyholder they will, unless you give contrary instructions, vote your Shares at the Meeting as recommended by management, namely:

FOR setting the number directors at six (including one Preferred Holder Director);

FOR the election of the proposed nominees as directors;

FOR the proposal to approve an advisory (non-binding) resolution regarding the compensation of our named executive officers;

FOR the re-appointment of KPMG LLP as the Company’s auditor for the fiscal year 2015 and to authorize the Board of Directors of the Company to fix the remuneration to be paid to KPMG LLP; and

FOR the amendment to the Articles granting the holders of the Series A Preferred Shares preferential corporate governance and nomination rights in the event the Company fails to redeem the Series A Preferred Shares.

For more information about these matters, see Part 3 - The Business of the Meeting. The enclosed form of proxy or voting information form may give the persons named on it the authority to use their discretion in voting on amendments or variations to matters identified on the Notice of Meeting. At the time of printing this Proxy Statement, our management is not aware of any other matter to be presented for action at the Meeting. If, however, other matters do properly come before the Meeting, the persons named on the enclosed form of proxy or voting information form will (if permitted in accordance with applicable law) vote on them in accordance with their best judgment, pursuant to the discretionary authority conferred by the form of proxy or voting information form with respect to such matters.

BROKER NON-VOTES

In the United States, brokers and other intermediaries, holding shares in street name for their customers, are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the Shares at their discretion on routine matters, but not on non-routine matters. Other than the proposals for the setting of the number of directors, and the re-appointment of KPMG LLP as our auditors for fiscal year 2015, all of the other matters to be voted on at the Meeting are non-routine matters and brokers may not vote Shares held in street name for their customers in relation to these items of business without direction from their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any Shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors or any other matter to be voted on at the Meeting, except to the extent that the failure to vote for an individual nominee results in another individual receiving a larger proportion of votes cast for the election of directors.

Except as otherwise disclosed herein, no person who has been a director or executive officer of the Company at any time since the beginning of the Company’s last financial year, nor any proposed nominee for election to the board of directors, nor any of the associates or affiliates of the foregoing persons, has a material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting, other than the election of directors or the appointment of auditors.

PART 2 - VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The Company has authorized capital of an unlimited number of common shares and preferred shares. Each Shareholder holding our common shares is entitled to one (1) vote for each common share registered in his or her name at the close of business on May 7, 2015, the date fixed by our Board of Directors as the Record Date for determining who is entitled to receive notice of and to vote at the Meeting. Each Shareholder holding Series A Preferred Shares on the Record Date is entitled to the number of votes per share equal to the number of common shares into which such Series A Preferred Share is convertible as of the Record Date. As at the Record Date each Series A Preferred Shares is convertible into common shares on a one for one share basis and therefore each Series A Preferred Share is entitled to one vote.

At the close of business on April 10, 2015, 180,223,767 of our common shares and 37,837,838 of our Series A Preferred Shares were outstanding. To the knowledge of our directors and officers, Mr. Martin Hale Jr., INV-MID, LLC, EREF-MID II, LLC and HCP-MID, LLC are the only individuals and companies who beneficially own, directly or indirectly Shares carrying greater than 10% of the voting rights attached to all outstanding Shares, as of April 10, 2015. Refer to “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” for additional information.

PART 3 - THE BUSINESS OF THE MEETING

PROPOSALS 1 & 2 – NUMBER AND ELECTION OF DIRECTORS

WHAT AM I VOTING ON?

Under our Articles, the number of directors may be fixed or changed from time to time by ordinary resolution but shall not be fewer than three (3). There are currently seven (7) directors on the Board, including the Preferred Holder Director. There are seven (7) nominees proposed by the Board for election as directors with the Preferred Director Nominee, Trey S. Anderson, being nominated by HCP-MID, LLC as the initial purchaser in the Series A Private Placement (as defined below) (the “Preferred Governance Majority”). HCP-MID, LLC will remain as the Preferred Governance Majority until such time as HCP-MID, LLC, INV-MID, LLC and EREF-MID II, LLC no longer hold in the aggregate at least 7,567,568 shares of Series A Preferred Shares at which time the Preferred Governance Majority shall mean the holders of the majority of the then issued and outstanding Series A Preferred Shares until such time as such Shareholders no longer hold at least 7,567,568 Series A Preferred Shares.

At our 2013 Annual General and Special Meeting, our Shareholders approved a proposal to amend our Articles to grant the holders of the Series A Preferred Shares the right, voting as a separate class, to nominate and elect the Preferred Holder Director at each subsequent annual or special meeting of our Shareholders or action by written consent of Shareholders at which directors will be elected. Trey S. Anderson, as the Preferred Director Nominee, will stand for election as the Preferred Holder Director.

If the size of the Board is increased beyond seven (7) members, for each member of the Board beyond seven (7) members, the Preferred Governance Majority has the right to designate one (1) additional director nominee for election or appointment as a director. Increases to the Board beyond seven (7) members are required to occur in increments of two (2) where one of the new director nominees is designated by the Preferred Governance Majority.

Unless you give other instructions, the persons named in the enclosed form of proxy intend to vote FOR setting the number of directors at six (6).

The Corporate Governance and Nominating Committee has nominated five (5) nominees for election to the Board at the Meeting, to hold office until the 2016 Annual General Meeting:

•	Timothy J. Haddon
•	Martin M. Hale, Jr.
•	Richard P. Sawchak
•	Frank S. Yu
•	William M. Zisch

The Preferred Governance Majority has nominated one (1) Preferred Director Nominee for election at the Meeting, to hold office until the 2016 Annual General Meeting:

•	Trey S. Anderson (Preferred Director Nominee)

Each of the nominees has agreed to stand for election and we are not aware of any intention of any of them not to do so. Directors of the Company are elected for a term of approximately one (1) year. The current term of office of each of the current directors of the Company will expire at the Meeting or when their successors are duly elected and qualified, and each of the nominees, if elected, will serve until the close of the next annual general meeting or until their successors are duly elected and qualified, unless he or she resigns or otherwise vacates office before that time. The persons named above will be presented for election at the Meeting as our and the Preferred Governance Majority’s nominees for the Board of Directors, and the persons named in the enclosed form of proxy intend to vote for the election of these nominees. Each director will be elected by a majority vote (50% +1 vote) of the votes cast with respect to his election for non-contested meetings. See “Corporate Governance – Board Policy Regarding Voting for Directors”.

The Board recommends a vote FOR each of the nominees.

INFORMATION ON THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our directors, director nominees and executive officers. Each director elected at the Meeting will hold office until our next annual general meeting or until his successor is duly elected and qualified. The ages of the directors, director nominees and executive officers are shown as of April 10, 2015. Refer to “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” for additional information.

Name, Current Position and Province or State of Residence(1)	Age	Principal Occupation(1)	Director or Officer Since
Executive Officers
William M. Zisch(5)(6)	57	President and Chief Executive Officer	December 10, 2014,
President, Chief Executive Officer, and Director		of the Company	December 11, 2014(9)
Colorado, U.S.A.
Bradley J. Blacketor(5)	56	Chief Financial Officer of the Company	December 5, 2013
Chief Financial Officer and Sr. Vice President
Colorado, U.S.A.
James C. Wilbourn II(5)	36	General Counsel and Corporate Secretary	May 8, 2013,
General Counsel and Corporate Secretary		of the Company	June 18, 2014,
Colorado, U.S.A.			February 3, 2015(10)

Non-Employee Directors
Timothy J. Haddon(7)(8)	66	President, Chief Executive Officer and Director	August 18, 2014
Chairman		of International Natural Resource Management Co.
Colorado, U.S.A.
Martin M. Hale, Jr.(3)(4)(6)(8)	43	Chief Executive Officer and Portfolio Manager of	December 13, 2012
Director		Hale Capital Partners, LP.
New York, U.S.A.
Richard P. Sawchak(2)(3)(8)	40	Chief Financial Officer of Novetta Solutions, LLC	June 18, 2014
Director
Virginia, U.S.A.
Frank S. Yu(2)(3)(4)(5)(6)(7)(8)	65	Retired Businessman	November 21, 2008
Director
Nevada, U.S.A.
Trey S. Anderson(6)(8)	30	Vice President of Hale Capital Partners, LP	November 4, 2014
Preferred Holder Director
New York, U.S.A.
John W. Sheridan(2)(3)(4)(6)(7)(8)(11)	60	Former President and Chief Executive Officer of	February 28, 2012
Director		Ballard Power Systems
Vancouver, Canada

(1)	The information as to residence and principal occupation, not being within the knowledge of the Company, has been furnished by the respective directors and officers individually
(2)	Member of the Audit Committee
(3)	Member of the Compensation Committee
(4)	Member of the Corporate Governance and Nominating Committee
(5)	Member of the Disclosure Committee
(6)	Member of Budget/Work Plan Committee
(7)	Member of the Environment, Health and Safety Committee
(8)	Independent director
(9)	Mr. Zisch was appointed Chief Executive Officer of the Company on December 10, 2014 and a director on December 11, 2014.
(10)
Mr. Wilbourn was appointed Corporate Secretary and an officer of the Company on May 8, 2013, he has served as General Counsel of the Company since August 3, 2013 and was appointed an executive officer of the Company on February 3, 2015.

(11)	Will not stand for re-election as a director at our 2015 Meeting.

Executive Officers

William M. Zisch –President, Chief Executive Officer (“CEO”) and Director. Mr. Zisch has served as our President and CEO since December 10, 2014. Mr. Zisch has more than 30 years of mining industry experience. Prior to joining Midway Gold Corp., he worked for Royal Gold, Inc. as Vice President of Operations from March 2009 to December 9, 2014. Prior to Royal Gold Corp., he worked for Newmont Mining Company (“Newmont”) in various international assignments serving as the Operations Manager at the Yanacocha mine in Peru and later as the Vice President of African Operations while based in Ghana. During his last two years at Newmont, Mr. Zisch served as Vice President of Planning where he was responsible for company-wide strategic, operational and capital planning. Prior to his tenure at Newmont, Mr. Zisch spent 16 years with FMC Company, where he held several positions in coal and gold operations and strategic sourcing roles in the company’s Chemical Group. Mr. Zisch holds an M.B.A. degree from the Wharton School at the University of Pennsylvania and a B.S. degree in Mining Engineering from the Colorado School of Mines in Golden, Colorado.

We believe Mr. Zisch’s qualifications to sit on our Board of Directors include his 30 plus years of mining industry experience with various companies and his experience making and executing strategic business decisions at multiple companies.

Bradley J. Blacketor – Chief Financial Officer (“CFO”). Mr. Blacketor has served as our CFO since December 5, 2013. Mr. Blacketor previously served as CFO of Gold Resource Corporation from May 2012 to October 2013. Prior to his time at Gold Resource Corporation, Mr. Blacketor served as the CFO of Bear Creek Mining Corporation from February 2011 until May 2012. Prior to that, he served as CFO of Metallica Resources Inc. from April 1997 until the company’s merger with New Gold Inc. in June 2008. Mr. Blacketor provided financial consulting services from July 2008 until February 2011 and was part-time CFO of Mundoro Capital Inc. from March 2010 until March 2011. Mr. Blacketor has served as a director of Kaminak Gold Corporation since February 2013, and was a director of Grayd Resource Corporation from May 2009 until its sale to Agnico Eagle Mines Limited in December 2011. Mr. Blacketor is a CPA who began his career in public accounting principally with Touche Ross & Co. in Denver, Colorado. He received his MBA from Colorado State University and Bachelor of Science degree in Business Administration with distinction from Indiana University.

James C. Wilbourn II – General Counsel and Corporate Secretary. Mr. Wilbourn has served as Corporate Counsel since September 2012 and became Corporate Secretary in May 2013 and its General Counsel in August 2013. On February 3, 2015, the Board of Directors made him a member of the executive team as its General Counsel and Corporate Secretary. Prior to joining the Company, Mr. Wilbourn worked as a private attorney advising on commercial transactions, manufacturing, construction and other general business matters. Mr. Wilbourn began practicing law with the firm of Godin & Baity, LLC in Denver, Colorado representing clients in construction matters and commercial litigation. Mr. Wilbourn was admitted to practice law in the state of Colorado in October of 2005. He received his Juris Doctor from the University of Colorado School of Law in 2005 and graduated, cum laude, from Washington & Lee University in 2001 with Bachelor of Arts in Politics.

Non-Employee Directors

Timothy J. Haddon – Chairman. Mr. Haddon has served as Chairman of the Board since August 18, 2014. He also serves on the board of Thompson Creek Metals as a director having been elected in May 2007, and became Chairman in October 2013. He had previously served as Lead Director since December 2007. Mr. Haddon is currently the President, CEO, a director and 50% owner of International Natural Resource Management Co., a private company which has invested in and provided consulting services to the mining industry. He has held those positions since 2002. He served as a director of Alacer Gold Corp. from September 1998 to September 2013 and served as Chairman from May 2003 to February 2011 and again from August 2011 to September 2013. From April 2010 to December 2013, Mr. Haddon served as a director of International Tower Hill Mines Ltd., and from May 2009 to December 2013, he served on the advisory board of Pala Investments AG, a fund focused on investments associated with the mining industry. He has served as a director of publicly traded companies since 1989 and has held the position of CEO at multiple mining companies including Amax Gold Inc., where he served as the President and CEO from 1989 to 1993. Mr. Haddon serves on the Board of Trustees of the Colorado School of Mines, where he obtained a Bachelor of Science in Mining Engineering.

We believe Mr. Haddon’s qualifications to sit on our Board of Directors include his experience as a CEO, his extensive experience as a public company director, his educational training as a mining engineer, and his more than 40 years of experience working in the mining industry with numerous public mining, development and exploration companies.

Martin M. Hale, Jr. – Director. Mr. Hale is CEO of Hale Capital Partners, LP. Prior to founding Hale Capital Partners, LP in 2007, Mr. Hale was a founding member of Pequot Ventures (now known as FirstMark Capital) where he served as a member of the General Partner. From 2002 to 2007, Mr. Hale was a Managing Director and a Member of the Operating & Investment Committees helping to lead 7 funds with approximately $2.2 billion under management. Prior to Pequot Ventures, Mr. Hale was an Associate at Geocapital Partners and an Analyst at Broadview International. He currently serves as a board member Adept Technology (NASDAQ: ADEP) and FalconStor Software (NASDAQ: FALC). He received his B.A. cum laude from Yale University.

We believe Mr. Hale’s qualifications to sit on our Board of Directors include his 15 plus years of experience working with public companies as a board member and investor as well as his associated skill set provides unique and important insights to our financial management and financing activities.

Richard P. Sawchak – Director. Mr. Sawchak was appointed as the CFO of Novetta Solutions, LLC in August of 2012. Prior to his time at Novetta Solutions, from 2011 to August 2012 he served as Executive Vice President and CFO of Shafer Corporation and was responsible for all aspects of finance, accounting, contract administration, compliance, human resources and recruiting. Prior to that, from 2005 to 2011 Mr. Sawchak served as Senior Vice President and CFO of Paradigm Solutions. At Paradigm, Mr. Sawchak was responsible for the finance, accounting, corporate development, recruiting and information technology functions. Mr. Sawchak has extensive experience in financial management, corporate finance, and the execution and integration of acquisitions for public and private equity backed companies. During his tenure, Paradigm Solutions was purchased by CACI International of Arlington, VA. Mr. Sawchak holds a Bachelor of Science Degree in Finance from Boston College's Carroll School of Management where he graduated Summa Cum Laude. He also holds a Master's Degree in Entrepreneurial Finance and Strategic Cost Management from the Olin Graduate School of Management at Babson College.

We believe Mr. Sawchak’s qualifications to sit on our Board of Directors include his finance and business background as well as his experience as a CFO with publicly traded companies, which brings financial expertise and management experience to the Board.

Frank S. Yu – Director. Outside of his directorship for the Company, Dr. Yu has been retired and acting as a private investor since 2001. Before retirement, Dr. Yu was a senior engineering executive with over 20 years of technical and management positions in major and start-up computer and communication companies. He earned a Ph.D. in Computer Science at Stanford University and he has been involved with both communication and computer server companies which were later taken public or acquired. Dr. Yu has served as a director of the Company since November 21, 2008.

We believe Dr. Yu’s qualifications to sit on our Board of Directors include his background as an engineering executive with years of technical and management experience in start-up companies which brings to the Board a unique skill set regarding small company growth and management issues.

Trey S. Anderson – Preferred Holder Director. Mr. Anderson is currently a member of our Board as the Preferred Holder Director. Mr. Anderson has been a Vice President at Hale Capital Partners, LP (“HCP”) since December 2011, with a focus on investing in micro-cap and small-cap public companies. Prior to joining HCP, Mr. Anderson served as Vice President of Corporate Development and Board Member at Hattrick Sports Group from July 2009 to September 2011, a European gaming technology company and portfolio company of Presidio Financial Partners, a private equity fund focused on technology and growth equity investments. Before assuming an operating role, Mr. Anderson worked at Presidio Financial Partners as a member of the investment and corporate advisory teams. Prior to joining Presidio, Mr. Anderson was an Analyst at Credit Suisse in the Technology group from June 2007 to March 2009, where he focused on technology M&A transactions. Mr. Anderson earned a Bachelor’s of Science in Biomedical Engineering, Electrical Engineering and Economics from Duke University.

Mr. Anderson has served as the Preferred Holder Director since November 4, 2014. Notwithstanding the ability of the Preferred Governance Majority, voting as a separate class, to nominate and elect the Preferred Director Nominee to serve as the Preferred Holder Director, we believe Mr. Anderson’s qualifications to sit on our Board of Directors include his understanding of corporate development and background in assessing a wide range of corporate funding sources and partnering opportunities.

John W. Sheridan - Mr. Sheridan is currently a member of our Board, but will not stand for re-election as a director on our Board at the Meeting. Mr. Sheridan served as President and CEO of Ballard Power Systems from February 22, 2006 to October 6, 2014. He was previously Chairman of the Board (June 2004 to February 2006) of Ballard Power Systems. Mr. Sheridan is a prominent leader in Canada’s business community with a strong track record of success in diverse challenges. Over the course of his 24 year career with Bell Canada, he rose to high impact officer roles including Group Vice President of Business Development, Vice Chairman as well as President and Chief Operating Officer. In between his positions within Bell Canada, Mr. Sheridan served as CEO of Encom Cable TV and Telecommunications in the UK. He was recognized as an innovative leader in the industry and elected Vice-Chairman of the UK Cable Communication Association in 1994. Mr. Sheridan has extensive experience in corporate governance, as a director, committee chair and board chair of numerous companies in Canada, the U.S.A., and the UK including Bell Canada, Manitoba Telecom Services Inc. and Sun Media Corporation. He has served as Chairman of the Board of Dantherm Power Inc., and as a director of Ballard Power Systems and Automotive Fuel Cell Cooperation. Mr. Sheridan holds a Bachelor of Environmental Studies from the University of Waterloo, a Bachelor of Arts from Wilfrid Laurier University’s School of Business and Economics, and a Master of Arts in Economics from Queen’s University. He has also completed Executive Development Programs at Western Ontario University, Queen’s University, the University of Southern California and Harvard Business School.

DIRECTOR COMPENSATION – 2014

In 2014, we paid our independent directors fees aggregating $148,472. The current annual fees of the independent directors for 2015 is shown in the table below:

		Annual Committee Fees
Director	Director Annual Fee	Audit	Compensation	Corporate Governance	Budget Work	Environment / Safety	Total
Timothy J. Haddon	$35,000	$-	$-	$-	$-	$2,000	$37,000
Martin M. Hale, Jr.	12,000	-	3,000	2,000	2,000	-	19,000
Richard P. Sawchak	12,000	15,000	2,000	-		-	29,000
Frank S. Yu	12,000	2,000	2,000	2,000	2,000	2,000	22,000
Trey S. Anderson	12,000	-	-	-	2,000	-	14,000
Total	$95,000	$19,000	$9,000	$6,000	$8,000	$6,000	$143,000

The directors are entitled to be reimbursed for reasonable expenditures incurred in performing their duties as directors. In addition, the Company does, from time to time, grant options to purchase common shares to the directors. The table below summarizes the compensation of our independent directors for the fiscal year ended December 31, 2014:

Name	Fees Earned or Paid in Cash	Share Awards	Option Awards(1)	Non-Equity Incentive Plan Compensation	Non-Qualified Compensation Earnings	All Other Compensation	Total Compensation
Timothy J. Haddon	$13,775	$-	$163,268	$-	$-	$-	$177,043
Martin M. Hale, Jr.	18,500	-	-	-	-	-	18,500
Roger A. Newell	16,350	-	-	-	-	-	16,350
Richard P. Sawchak	13,725	-	116,620	-	-	-	130,345
John W. Sheridan	34,748	-	29,685	-	-	-	64,433
Frank S. Yu	24,500	-	29,685	-	-	-	54,185
Trey S. Anderson	2,168	-	-	-	-	-	2,168
Nathaniel E. Klein	11,832	-	-	-	-	-	11,832
Rodney D. Knutson	12,874	-	142,577	-	-	-	155,451
Total	$148,472	$-	$481,835	$-	$-	$-	$630,307

(1)
This amount represents the theoretical fair value, on the date of grant, of stock options granted under the Plan during the fiscal year ended December 31, 2014. There was no cash compensation paid to any of the independent directors disclosed in the above table in connection with “option-based awards”. The grant date fair value has been calculated using the Black Scholes Merton model according to FASB ASC Topic 718 and will be recognized over the vesting term of the option. The key assumptions and estimates used for the calculation of the grant date fair value under this model include the risk-free interest rate, expected stock price volatility, expected life and expected dividend yield.

DIRECTOR EQUITY AWARDS AS OF DECEMBER 31, 2014

During the year ended December 31, 2014, the Board of Directors granted the following options to its independent directors:

Name	Grant Date	Expiration Date	Vesting Schedule	Number of Options Granted	Exercise Price	Grant Date Fair Value of Stock Option Awards
Timothy J. Haddon	08/14/2014	08/14/2019	A	350,000	$0.91	$163,268
Rodney D. Knutson	03/25/2014	03/25/2019	B	250,000	1.11	142,577
Richard P. Sawchak	08/14/2014	08/14/2019	A	250,000	0.91	116,620
John W. Sheridan	08/14/2014	08/14/2019	A	63,636	0.91	29,685
Frank S. Yu	08/14/2014	08/14/2019	A	63,636	0.91	29,685

A - Options vest as to one-third on the first anniversary date of grant, one-third on the second anniversary date and the final one-third on the third anniversary date.
B – Options vest immediately upon grant.

As of December 31, 2014, each independent director held the following number of outstanding options:

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exerciseable	Number of Securities Underlying Unexercised Options Unexerciseable	Option Exercise Price		Option Expiration Date
Timothy J. Haddon	-	350,000		$0.91	8/14/2019
Richard P. Sawchak	-	250,000		0.91	8/14/2019
John W. Sheridan	250,000	-	Cdn$	1.89	2/28/2017
John W. Sheridan	80,000	40,000	Cdn$	1.15	3/11/2018
John W. Sheridan	-	63,636		0.91	8/14/2019
Frank S. Yu	200,000	-	Cdn$	0.58	6/17/2015
Frank S. Yu	125,000	-	Cdn$	0.95	1/13/2016
Frank S. Yu	250,000	-	Cdn$	2.10	10/25/2016
Frank S. Yu	80,000	40,000	Cdn$	1.15	3/11/2018
Frank S. Yu	-	63,636		0.91	8/14/2019

The table below shows the number of exercised options and value vested options by each independent director during the year ended December 31, 2014:

	Option Awards (in Cdn$)
Name	Number of Shares Acquired On Exercise	Value Realized on Exercise	Option Awards - Value Vested During Year(1)
Timothy J. Haddon	-	$-	$-
Richard P. Sawchak	-	-	-
John W. Sheridan	-	-	9,600
Frank S. Yu	200,000	64,000	9,600

(1)
Value vested is calculated as the dollar value that would have been realized had the option been exercised on the date it vested less the related exercise price multiplied by the number of vesting shares.

CONFLICTS OF INTEREST

The members of our Board are required by law to act honestly and in good faith with a view to the best interests of the Company and to disclose any interests which they may have in any project or opportunity of the Company. If a conflict of interest arises at a meeting of the Board, any director in a conflict will disclose his interest and abstain from voting on such matter. In determining whether or not the Company will participate in any project or opportunity, that director will primarily consider the degree of risk to which the Company may be exposed and its financial position at that time.

On November 21, 2012, we entered into a private placement transaction (the “Series A Private Placement”) in which we offered and sold 37,837,838 Series A Preferred Shares. Of the 37,837,838 Series A Preferred Shares sold, EREF-MID II, LLC and HCP-MID, LLC purchased a combined 17,837,838 Series A Preferred Shares for a combined aggregate purchase price of $33,000,000. Mr. Hale has voting and investment control of the Series A Preferred Shares held by EREF-MID II, LLC and HCP-MID, LLC. In connection with the Series A Private Placement, we, among other things, granted the holders of our Series A Preferred Shares certain preferential dividend rights, corporate governance rights, consent rights with respect to future financings payments and liquidation rights.

As of the date of this Proxy Statement, we have paid quarterly dividend payments (the “Series A Dividend”) to the holders of the Series A Preferred Shares in the aggregate amount of $12,946,369 in cash and shares. Pursuant to our Articles, we may elect to pay the Series A Dividend in cash or in common shares. Restrictions of our Credit Agreement with Commonwealth Bank of Australia currently prohibit the payment of dividends on the Series A Preferred Shares to be paid in cash until subsequent to economic completion, as defined within the Credit Agreement. As of the date of this Proxy Statement, we have issued 12,818,226 common shares to the holders of the Series A Preferred Shares as the Series A Dividend.

On June 6, 2014, we closed a public offering in the United States and Canada on a bought deal basis (the “Base Offering”) of 30,121,000 common shares at a price of $0.83 per common share. On June 17, 2014, we closed the over-allotment of the Base Offering (the "Over-Allotment Offering" and, together with the Base Offering, the "Offering") and issued an additional 3,012,100 common shares at a price of $0.83 per common share. Pursuant to our Articles, we may not issue common shares in an equity financing for a per common share price of less than $1.85 without the consent of the holders of the Series A Preferred Shares. In connection with the Offering, we obtained the consent (the “Consent”) of the holders of the Series A Preferred Shares with respect to the issuance of the common shares in the Offering at a per common share price less than $1.85. As consideration for obtaining the Consent and to compensate the Series A Preferred Shareholders for the dilution that they suffered as a result of the Offering, we agreed to issue 3,816,143 common shares (the “Fee Shares”) to the Series A Preferred Shareholders which represents a consent fee equal to $3,167,399.

Other than the transactions described above, to the best of our knowledge, there are no known existing or potential conflicts of interest among us, our promoters, directors, officers or other members of our management as a result of their outside business interests except that certain of the directors, officers, promoters and other members of management serve as directors, officers, promoters and members of management of other public companies, and therefore it is possible that a conflict may arise between their duties as a director, officer, promoter or member of management of such other companies.

Our directors and officers are aware of the existence of laws governing accountability of directors and officers for corporate opportunity and requiring disclosures by directors of conflicts of interest and we will rely upon such laws in respect of any directors’ and officers’ conflicts of interest or in respect of any breaches of duty by any of its directors or officers. Such directors or officers, in accordance with the Business Corporations Act (British Columbia), will disclose all such conflicts and they will govern themselves in respect thereof to the best of their ability in accordance with the obligations imposed upon them by law.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No individual who is or who at any time during the year ended December 31, 2014 was a director or executive officer of the Company, a proposed nominee for election as a director of the Company, an associate of any such director, officer or proposed nominee is, or at any time since the beginning of the last completed financial year has been, indebted to the Company or any of its subsidiaries and no indebtedness of any such individual to another entity is, or has at any time since the beginning of such year been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

FAMILY RELATIONSHIPS

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

ARRANGEMENTS BETWEEN OFFICERS AND DIRECTORS

Other than the right of the holders of the Series A Preferred Shares through the Preferred Governance Majority to, voting as a separate class, nominate and elect the Preferred Holder Director, there are no arrangements or understandings between any of our officers and any other person, including directors, pursuant to which the officer or director was selected to serve.

LEGAL PROCEEDINGS, CEASE TRADE ORDERS AND BANKRUPTCY

As of the date of this Proxy Statement, no director or executive officer of the Company and no Shareholder holding more than 5% of any class of voting securities in the Company, or any associate of any such director, officer or Shareholder is a party adverse to the Company or any of our subsidiaries or to the knowledge of the Company has an interest adverse to the Company or any of our subsidiaries.

During the past ten years, no director, director nominee or executive of the Company has:

(a)
filed or has had filed against such person, a petition or similar document under legislation relating to bankruptcy or insolvency, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was a director or an executive officer, at or within two years before such filings;

(b)	been convicted or pleaded guilty or nolo contendere in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offences);

(c)
been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person's activities in any type of business, securities, trading, commodity or banking activities;

(d)
been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity;

(e)
became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;

(f)
become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director;

(g)
been found by a court of competent jurisdiction in a civil action or by the U.S. Securities and Exchange Commission (the “SEC”), or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(h)
been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(i)
been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C.78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the U.S. Commodity Exchange Act (7 U.S.C.1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

CORPORATE GOVERNANCE

Regulation S-K under the United States Securities Exchange Act of 1934, as amended, National Instrument 58-101 (“NI 58-101”) Disclosure of Corporate Governance Practices of the Canadian Securities Administrators, NYSE MKT LLC’s (the “NYSE MKT”) rules and regulations and the Toronto Stock Exchange’s (the “TSX”) rules and regulations, require the Company to annually disclose certain information regarding its corporate governance practices. Those practices are as follows:

STRUCTURE OF BOARD OF DIRECTORS

Timothy J. Haddon, an independent director, has served as Chairman of our Board since August 2014. The Board believes that it is in the best interests of our Company and our Shareholders to have an independent director lead our Board at this time.

The Chairman of the Board position demands an individual with strong leadership skills and a comprehensive knowledge of our Company. Our Board believes it should appoint the best person for the job in this position, regardless of whether such person is someone who is currently serving, or has previously served, as one of our executive officers. However, we note that Mr. Haddon is not currently, and has not previously served, as an executive officer of the Company. Our Board reaffirms the appointment of our Chairman of the Board on an annual basis.

Our Board believes that our current leadership structure and composition of our Board protect Shareholder interests and provide adequate independent oversight, while also providing outstanding leadership and direction for our Board and management. Six of our current seven directors are "independent" under NYSE MKT standards, as more fully described below. The independent directors meet separately in an executive session from our management at Board meetings throughout the year and are very active in the oversight of our Company. Each independent director has the ability to add items to the agenda for Board meetings or raise subjects for discussion that are not on the agenda for that meeting. See “Corporate Governance – Executive Session”.

The Articles of the Company require the Board to have at least three (3) directors. The current Board is comprised of seven (7) directors.

DIRECTOR INDEPENDENCE

We had seven (7) directors as of December 31, 2014, including six (6) independent directors:

Director	Independent or Not Independent	Directorships of Other Public Companies	Attendance at Board Meetings(5)
Trey S. Anderson(1)	Independent	None	1
Timothy J. Haddon(2)	Independent	Thompson Creek Metals	5
Martin M. Hale, Jr.	Independent	FalconStor Software and Adept Technology	29
Richard P. Sawchak(3)	Independent	None	12
John W. Sheridan(4)	Independent	None	28
Frank S. Yu	Independent	None	25
William M. Zisch(5)	Not-Independent	None	1

(1)	Mr. Anderson was elected to the Company’s Board of Directors on November 4, 2014. Mr. Anderson attended all Board of Director meetings following his election.
(2)	Mr. Haddon was appointed as Chairman to the Company’s Board of Directors on August 18, 2014. Mr. Haddon attended all Board of Director meetings following his election.
(3)	Mr. Sawchak was elected to the Company’s Board of Directors on June 18, 2014. Mr. Sawchak attended all Board of Director meetings following his election.
(4)	Mr. Sheridan will not stand for re-election as a director at our 2015 Meeting.
(5)
Mr. Zisch serves as the President and Chief Executive Officer of the Company and is therefore not considered independent. Mr. Zisch was appointed to the Company’s Board of Directors on December 11, 2014.

(6)	There were 31 Board meetings during 2014.

The Board determined that Trey S. Anderson, Timothy J. Haddon, Martin M. Hale, Jr., Richard P. Sawchak, John W. Sheridan and Frank S. Yu are independent directors of the Company based on the definition of independence under National Instrument 52-110 and Section 803A of the NYSE MKT Company Guide and that William M. Zisch, being a current officer and employee of the Company is not an independent Director of the Company.

MEETINGS OF THE BOARD AND BOARD MEMBER ATTENDANCE OF ANNUAL GENERAL MEETING

During the fiscal year ended December 31, 2014, the Board held 31 meetings. None of the incumbent directors attended fewer than 75% of the 2014 Board meetings during their tenure as a director.

Directors are not required to attend the Meeting. Three (3) directors attended the 2014 Annual General and Special Meeting of the Shareholders.

ROLES AND RESPONSIBILITIES OF THE BOARD

In compliance with the requirements of the Business Corporations Act (British Columbia), under which the Company was incorporated, the directors are elected by the Shareholders to manage, or supervise the management of, the business and affairs of the Company. In exercising their powers and discharging their duties, they are required to act honestly and in good faith with a view to the best interests of the Company and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

Responsibilities

•	To act honestly and in good faith with a view to the best interests of the Company.

•	To exercise the care, diligence and skill that reasonably prudent persons would exercise in comparable circumstances.

•	To consider opportunities and risks of the business and strategic alternatives, and to select and approve an annual strategic plan.

•	To approve an annual operating plan and any capital budget plans.

•	To ensure that we have effective internal control and management information systems.

•	To select a chief executive officer, approve all key executive appointments, and to monitor the executive development process to ensure management continuity.

•	To satisfy itself as to the integrity of the executive officers and to ensure that they create a culture of integrity throughout the Company.

•	To make certain that the technical basis of business decisions is sound, so as to prevent, to the greatest extent possible, economic or other error.

•	To ensure that we have the financial and other resources sufficient to meet its commitments to contractors, employees, and other stakeholders.

•	To take action, separate from management, on issues that by law or practice require the independent action of the Board or one of its committees.

•
To ensure that the Company has effective programs in place to provide a safe work environment, to employ sound environmental practices, and to operate in accordance with applicable laws, regulations and permits.

•
To ensure that the Company has an effective communications policy with regard to investors, employees, the communities in which it operates and the governments of those communities and, through its Chairman, receive and consider responses and other communications.

The Board of Directors has established a written position description for the Chairman of the Board: The Chairman of the Board is responsible for chairing all meetings of directors in a manner that promotes meaningful discussion, providing leadership to the Board to enhance the Board’s effectiveness, managing the Board, acting as a liaison between the Board and the management of the Company to promote a culture in which relationships between the Board and management are conducted in a professional and constructive manner and representing the Company to external groups such as Shareholders and other stakeholders, including community groups and governments. During 2014, the Board sought to split the roles of Chairman and CEO, appointing Timothy J. Haddon as Non-Executive Chairman of the Board.

The Executive Search Committee, as part of the search for our new Chief Executive Officer during 2014, developed a written position description for the Chief Executive Officer. The position description includes roles and responsibilities, desired outcomes, skills, qualifications, experience and leadership qualities necessary of this position.

We have adopted Charters for each of our standing Board committees, in which the duties of the Chair of such committees are set forth. Copies of the Charters for such Board committees may be found on our website at www.midwaygold.com.

COMMUNICATIONS TO THE BOARD

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, at Midway Gold Corp., Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112; telephone (720)979-0900; fax (720)979-0898. The Corporate Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board.

ORIENTATION AND CONTINUING EDUCATION

The Board has not established a formal orientation policy for new members of the Board but ensures that new directors are briefed with the policies of the Board and other relevant corporate and business information. The current directors are experienced in boardroom procedures and corporate governance and have a good understanding of the Company’s business. The Board will provide continuing education opportunities for all directors as such needs arise so that individuals may maintain or enhance their skills and abilities as directors, as well as to ensure their knowledge and understanding of our business remains current.

NOMINATION OF DIRECTORS

Based on recommendations from the Corporate Governance and Nominating Committee, which is comprised entirely of independent directors, the Board determines new nominees to the Board; a formal nomination process has not been adopted. The nominees are generally the result of recruitment efforts by the Board members, including both formal and informal discussions among Board members and the Chairman and the President of the Company. The Board reviews, but does not formally assess the performance of individual Board members or committee members on their contributions.

Shareholder nominees are subject to the same consideration as nominees selected by the Committee or the Board. As a result, the Corporate Governance and Nominating Committee does not have a set policy and does not believe a set policy for whether or how Shareholders are to recommend nominees for consideration by the Board is necessary. As described in this Proxy Statement, at our 2013 Annual General and Special Meeting our Shareholders approved a proposal to amend our Articles to grant the Preferred Governance Majority the right, voting as a separate class, to nominate and elect the Preferred Holder Director. HCP-MID, LLC, as the Preferred Governance Majority beneficially owns more than 5% of the Shares entitled to vote. The Preferred Governance Majority has selected Trey S. Anderson as the Preferred Director Nominee to serve, if elected, as the Preferred Holder Director until the Company’s 2016 Annual General Meeting of Shareholders or until his successor is duly elected and qualified. The Corporate Governance and Nominating Committee accepted the Preferred Governance Majority’s nomination of the Preferred Director Nominee.

There have been no changes in our procedures by which our Shareholders may recommend nominees to our Board.

Given the size of our Board and being in an early transition phase into a producer, we have not adopted term limits for the directors on our board or other mechanisms of board renewal. We will continue to monitor the effectiveness of this approach and will address such a policy when necessary.

DIVERSITY OF THE BOARD

We have adopted a gender diversity policy relating to the identification and nomination of female directors. The objectives of the policy is to increase gender diversity on the Board and in Management by promoting an environment conducive to the identification and appointment of highly qualified female candidates. The Board will actively seek and support female candidates for Board and Management positions by establishing strategies designed to increase the network of female candidates known to the Company's executives and directors, to ensure such candidates are identifiable when opportunities arise. As a means of achieving this end, the Board will seek to increase invitations extended to women, in order to ensure women are well represented at Company events and activities. Further, the Board will consider the cultural impediments to women achieving Board and Management positions, and, when appropriate, will implement policies and procedures to effect positive change at all levels of the organization. As we are an early stage operational entity, we have not defined target percentages for female directors or executive officers. With the current size of our Board of Directors and being in the early stages of transition from a development stage entity to a producing entity, we believe the above mentioned policy is appropriate. We currently do not have any female members of our Board or any female executive officers. We will continue to monitor our progress of increasing our network of potential female Board members and female executive officer candidates and the effectiveness of our gender diversity policy.

The Corporate Governance and Nominating Committee considers diversity as part of its overall selection strategy. In considering diversity of the Board as a criteria for selecting nominees, the Corporate Governance and Nominating Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, skills and other individual qualities and attributes that contribute to Board. The Corporate Governance and Nominating Committee seeks persons with leadership experience in a variety of contexts and, among public company leaders, across a variety of industries. The Corporate Governance and Nominating Committee assessed the effectiveness of this approach as part of its annual review of its charter.

BOARD POLICY REGARDING VOTING FOR DIRECTORS

Pursuant to our Board of Directors' Voting Policy, our Board will nominate for election or re-election as a director in uncontested elections only candidates who agree to tender, promptly following their failure to receive the required vote for election or re-election at the next meeting at which they would face election or re-election, an irrevocable resignation that will be effective upon acceptance by our Board. In addition, our Board will fill director vacancies and new directorships only with candidates who agree to tender the same form of resignation, promptly following their appointment to our Board.

If the number of votes "WITHHELD" with respect to an incumbent director exceeds the number of shares voted "FOR" that nominee, then, under the Board of Directors' Voting Policy, the nominee will be considered not to have received the support of Shareholders (even though duly elected as a matter of corporate law). As soon as possible consistent with an orderly transition, but in any event within 90 days following certification of the shareholder vote, our Board will make a decision with regards to the director's resignation.

Subject to any corporate law restrictions, the Board may leave the resultant vacancy unfilled until the next annual meeting of Shareholders. It may also fill the vacancy through the appointment of a new director or it may call a special meeting of Shareholders at which there will be presented nominee(s) to fill the vacant position or positions.

The Board of Directors' Voting Policy does not apply in the case of a contested election (where nominees other than the slate supported by the Board have been proposed).

The Preferred Holder Director is nominated by the Preferred Governance Majority and is to be elected by the holders of our Series A Preferred Shares, voting as a separate class. Only validly cast votes by the holders of our Series A Preferred Shares will be considered in determining whether a majority of votes were “WITHHELD” in relation to the Preferred Holder Director.

CORPORATE GOVERNANCE MATERIALS

We spend a considerable amount of time and effort reviewing and enhancing our corporate governance policies and practices. This includes comparing our current policies and practices to policies and practices suggested by authorities active in corporate governance and the policies and practices of other public companies. Based upon this review, we periodically adopt certain changes that our Board believes are the best corporate governance policies and practices for us. We also adopt changes, as appropriate, to comply with any rule changes made by the SEC, the NYSE MKT, the TSX and applicable Canadian regulatory authorities. We believe that our current policies and procedures form the foundation for an open relationship among colleagues that contributes to good business conduct, as well as the high integrity level of our employees.

Each director, officer and employee is expected to comply with relevant corporate and securities laws and, where applicable, the terms of their employment agreements in a manner that enhances shareholder value and is consistent with the highest level of integrity. The Board monitors on an ongoing basis the activities of management and ensures that the highest standard of ethical conduct is maintained. One of the ways the Board monitors management activities is through the Whistleblower Protection Policy. The Whistleblower Protection Policy seeks to create procedures for the receipt, retention and treatment by the Audit Committee of the Company of concerns, complaints or allegations received by the Company. No complaints have been made.

The Board reviews annually and adopts a formal written code of ethical business conduct for its directors, officers and employees. The Code of Business and Ethical Conduct (the “Code”) relates to written standards that are reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the securities regulatory authorities and in other public communications made by an issuer;

•	Compliance with applicable governmental laws, rules and regulations;

•	The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	Accountability for adherence to the Code.

No waivers of the Code of Ethics were granted for the fiscal year ended December 31, 2014. We will post any amendments to, or waiver from, our Code of Ethics on our website.

Shareholders can view our Corporate Governance Guidelines, the Charters of each of our standing Board committees and our Code of Ethics on our website at www.midwaygold.com. A copy of the Code will be provided, without charge, upon written request to the Corporate Office of Midway Gold Corp. at Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112, Attention: Corporate Secretary and is available on SEDAR at www.sedar.com.

ASSESSMENTS

The Corporate Governance & Nominating Committee is responsible for leading the Board in its annual review of the effectiveness of the Board and its committees and of management of the Company as a whole and reporting thereon to the Board. On November 4, 2014 and February 3, 2015, the Corporate Governance and Nominating Committee conducted a review of the Board’s performance and the performance of its committees. The Corporate Governance and Nominating Committee determined the performance criteria evaluated was acceptable.

BOARD COMMITTEES

Our Board has established five Board committees: a Compensation Committee, an Audit Committee, a Corporate Governance and Nominating Committee, a Budget/Work Plan Committee and an Environment, Health and Safety Committee. The Company also has a Disclosure Committee comprised of the CEO, CFO, General Counsel and Corporate Secretary and an independent director. Other members of management and directors may be appointed. The information below sets forth the current members of each of our Board committees and the Disclosure Committee and summarizes the functions of each of the committees in accordance with their mandates.

COMPENSATION COMMITTEE

The Board has established a Compensation Committee, currently comprised of Martin M. Hale, Jr. (Chairman), Richard P. Sawchak, John W. Sheridan and Frank S. Yu, each an independent director under the rules of NI 52-110 and Sections 803A and 805(c)(1) of the NYSE MKT Company Guide.

Under a charter adopted by the Board that complies with the requirements of NI 52-110 and Sections 803A and 805(c)(1) of the NYSE MKT Company Guide, the Compensation Committee is a committee of the Board whose primary purposes are (1) to discharge the responsibilities of the Board relating to compensation of the Company’s CEO and other executive officers, (2) to develop and oversee the Company’s compensation policies and programs, and (3) to produce an annual report on executive compensation for public disclosure in the Company’s proxy statement or otherwise, as required by applicable securities laws and the rules and regulations promulgated thereunder. Additionally, the Compensation Committee is responsible for:

•
Reviewing from time to time and approve the overall management evaluation and compensation policies of the Company, including, in particular, policies applicable to the Company’s executive officers, to ensure that management is compensated appropriately for its contributions;

•	Reviewing and approving the compensation for executive officers of the Company;

•
Reviewing, approving and periodically evaluating the Company’s compensation and other benefit plans, including incentive compensation, equity-based plans and special benefits and perquisite programs for executive officers and senior management; and

•	Reviewing and approving the granting of equity-based grants under the Company’s 2013 Stock Incentive Plan (the “2013 Stock Incentive Plan”) to the Company’s executive officers.

The Company does not have any security based compensation arrangements other than the 2013 Stock Incentive Plan and the Inducement Stock Options of our Employment Agreement with William M. Zisch. See “Employment and Consulting Agreements.”

The Compensation Committee shall be comprised at all times of three (3) or more directors as determined by the Board, each of whom shall be independent directors. The Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation. Each member of the Compensation Committee has been in a senior leadership position in various organizations, and in those capacities obtained direct experience relevant to executive compensation, and has the skills and experience that enable the Compensation Committee to make decisions on the suitability of the Company’s compensation policies and practices.

The Compensation Committee considers implications of the risks associated with the Company’s compensation policies and practices as part of its oversight and stewardship of the affairs of the Company.

The Compensation Committee may form and delegate authority to a subcommittee to administer its duties as set forth in the Compensation Committee charter.

During the fiscal year ended December 31, 2014, the Compensation Committee met ten (10) times. A full copy of the Compensation Committee charter can be found on our website at www.midwaygold.com.

For further discussion of the Compensation Committee's process for the recommendation of compensation policies and programs, as well as salary and benefit levels of individual executives, including a discussion of the role of compensation consultants in advising the Compensation Committee, please see the section below under the heading “COMPENSATION OF NAMED EXCUTIVE OFFICERS—COMPENSATION DISCUSSION AND ANALYSIS.”

AUDIT COMMITTEE

Audit Committee and Audit Committee Financial Experts

We have a standing Audit Committee and Audit Committee charter, which complies with Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and the requirements of the NYSE MKT Company Guide. Our Audit Committee was established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Our Audit Committee is comprised of three (3) “independent” directors (in accordance with National Instrument 52-110, Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and the requirements of section 803(B) of the NYSE MKT Company Guide): Richard P. Sawchak (Chairman), John W. Sheridan and Frank S. Yu. Richard P. Sawchak and John W. Sheridan satisfy the requirement of a “financial expert” as defined under Item 407(d)(5) of Regulation S-K and are, in the opinion of the Company’s Board, “independent” as that term is used in the NYSE MKT Company Guide and Rule 10A-3 of the Securities Exchange Act of 1934, as amended.

The Audit Committee is composed entirely of independent directors who each have several decades of business related management experience at the executive level. Members of the Audit Committee have previously held positions on audit committees of other public companies and have had experience in reviewing and analyzing financial statements.

The Board has adopted a Charter for the Audit Committee which sets out the Committee’s mandate, organization, powers and responsibilities. The Audit Committee is primarily responsible (1) to assist the Board in its oversight of the integrity of the Company’s financial statements, our compliance with legal and regulatory requirements and corporate policies and controls, and the independent public accountant's selection, retention, qualifications, objectivity and independence, and (2) to prepare the “Report of the Audit Committee” to be included in our annual proxy statement. The Committee will assist the Board by reviewing the financial information that will be provided to the Shareholders and others, the systems of internal controls that management and the Board have established, and the audit process. Our Audit Committee Charter complies with Rule 10A-3 and the requirements of the NYSE MKT. A copy of the Audit Committee charter can be found on our website at www.midwaygold.com. During the fiscal year ended December 31, 2014, the Audit Committee met nine (9) times.

Additional responsibilities of the Audit Committee:

•	recommending to our Board the external auditor to be nominated for election by our Shareholders at each annual general meeting and negotiating the compensation of such external auditor;

•	overseeing the work of the external auditor;

•
reviewing our annual and interim financial statements, Management Discussion & Analysis (MD&A) and press releases regarding earnings before they are reviewed and approved by the Board and publicly disseminated by us; and

•
reviewing our financial reporting procedures and internal controls to ensure adequate procedures are in place for our public disclosure of financial information extracted or derived from its financial statements, other than disclosure described in the previous paragraph, and periodically assessing the adequacy of those procedures.

AUDIT COMMITTEE REPORT

In the course of providing its oversight responsibilities regarding the 2014 financial statements, the Audit Committee reviewed and discussed the 2014 audited financial statements which appear in our Annual Report on Form 10-K, with management and our independent auditors. The Audit Committee reviewed accounting principles, practices and judgments as well as the adequacy and clarity of the notes to the financial statements.

Since the commencement of our most recently completed fiscal year, our Board has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor. The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described in section 7 “Powers and Responsibilities – Performance & Completion by Auditor of its Work” of the Audit Committee Charter.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61, as superseded by Statement of Auditing Standard 114 – the Auditor’s Communication with Those Charged with Governance.

The Audit Committee meets regularly with the independent auditors to discuss their audit plans, scope and timing on a regular basis, without management present in executive sessions. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable standards for auditors of public companies.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report Shareholders on Form 10-K for the year ended December 31, 2014. The Audit Committee and the Board have also recommended the selection of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2015.

Submitted by the Audit Committee Members
Richard P. Sawchak (Chairman)
John W. Sheridan
Frank S. Yu

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

The Board has established a Corporate Governance and Nominating Committee currently comprised of John W. Sheridan (Chairman), Martin M. Hale, Jr., and Frank S. Yu, each an independent director under the rules of National Instrument 52-110 and Section 803A of the NYSE MKT Company Guide. A Corporate Governance and Nominating Committee charter was adopted by the Board.

The primary purpose of the Corporate Governance and Nominating Committee is to:

•	identify individuals qualified to become Board members, and select or recommend director nominees;

•	develop and recommend to the Board corporate governance principles applicable to the Company;

•	lead the Board in its annual review of the Board’s performance;

•	recommend to the Board director nominees and chair for each committee; and

•	coordinate the evaluation of the performance of our Chief Executive Officer.

The Corporate Governance and Nominating Committee shall be comprised at all times of three (3) or more directors as determined by the Board, each of whom shall be an independent director.

During the fiscal year ended December 31, 2014, the Corporate Governance and Nominating Committee met seven (7) times. On April 9, 2015 the Corporate Governance and Nominating Committee held its annual review meeting which included a review of the disclosure in this Proxy Statement. A copy of the Corporate Governance and Nominating Committee charter can be found on our website at www.midwaygold.com.

BUDGET/WORK PLAN COMMITTEE

The Board has established a Budget/Work Plan Committee currently comprised of William M. Zisch (Chairman), Trey S. Anderson, Martin M. Hale, Jr., John W. Sheridan and Frank S. Yu. With the exception of William M. Zisch, each is an independent director under the rules of National Instrument 52-110 and Section 803(A) of the NYSE MKT Company Guide.

The primary purpose of the Budget/Work Plan Committee is to:

•	review, approve and recommend to the Board the annual business and financing plans of the Company (and any modifications of, or deviations from, such plans); and

•	review, approve and recommend to the Board the annual capital and operating budgets of the Company (and any modifications of, or deviations from, such budgets).

The Budget/Work Plan Committee’s chairman shall be the CEO, and with the exception of the CEO, shall be comprised at all times of three (3) or more directors as determined by the Board, each of whom shall be independent directors. One standing member of the Committee will be the Preferred Holder Director.

Committee members shall serve until the successors shall be duly designated and qualified. Except with respect to the Preferred Holder Director, any member may be removed at any time, with or without cause, by a majority of the Board then in office. Any vacancy in the Committee occurring for any cause may be filled by a majority of the Board then in office; provided however, that any vacancy created by the death, resignation, removal or disqualification of any Preferred Holder Director shall be filled by an eligible person designated by the Preferred Governance Majority, as the Preferred Holder Director standing member of the Committee.

During the fiscal year ended December 31, 2014, the Budget/Work Plan Committee met two (2) times. A copy of the Budget/Work Plan Committee charter can be found on our website at www.midwaygold.com.

ENVIRONMENT, HEALTH AND SAFETY COMMITTEE

The Board has established an Environment, Health and Safety Committee (“EHS Committee”) which is currently comprised of Timothy J. Haddon (Chairman), John W. Sheridan, and Frank S. Yu. The purpose of the Environment, Health and Safety Committee is to:

•	review, monitor and assess the effectiveness of the environmental policies and activities of the Company; and,

•	review, monitor and assess the effectiveness of the activities of the Company as they relate to health and safety issues.

The EHS Committee’s chairman shall be designated by the Board and shall be comprised at all times of three (3) or more directors as determined by the Board. Each director serving on the EHS Committee is not required to be an independent director.

During the fiscal year ended December 31, 2014, the EHS Committee meet two (2) times. A copy of the EHS Committee charter can be found on our website at www.midwaygold.com

DISCLOSURE COMMITTEE

The Company has established a Disclosure Committee currently comprised of Frank S. Yu (Chairman), Bradley J. Blacketor, James C. Wilbourn II and William M. Zisch. The purpose of the Disclosure Committee is to ensure that the Company complies with its timely disclosure obligations as required under applicable Canadian and United States securities laws.

SPECIAL COMMITTEES

The Board has the authority to appoint such additional committees as it may from time-to-time determine necessary or appropriate.

EXECUTIVE SESSIONS

Independent directors meet as often as necessary to fulfill their responsibilities, including at least annually in executive sessions without the presence of non-independent directors and management. The independent directors met 14 times during 2014. The independent directors also meet without the non-independent directors through their service on the Audit Committee, Compensation Committee, Corporate Governance and Nomination Committee and Environment, Health and Safety Committee. Independent directors of the Board are also encouraged to express their views in an open and candid manner at all meetings of the Board.

BOARD LEADERSHIP STRUCTURE

Our Board of Directors does not have a standing policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board of Directors. Currently, the position of Chief Executive Officer and Chairman are separate, with William M. Zisch serving as our Chief Executive Officer and Timothy J. Haddon serving as our Non-Executive Chairman of the Board.

The Board of Directors believes such separation is appropriate at this time, as it enhances the accountability of the Chief Executive Officer to the Board of Directors and strengthens the independence of the Board of Directors from management. In addition, separating these roles allows Mr. Zisch to focus his efforts on running our business and managing the day-to-day challenges faced by our Company, while allowing the Board of Directors to benefit from Mr. Haddon’s extensive experience in leadership roles at a number of successful public companies, as well as his ability to support the other members of the Board of Directors and work with the executive team.

On April 3, 2014, the Board appointed Mr. John Sheridan to serve as the Company’s lead independent director. As the Company’s lead independent director, Mr. Sheridan assisted our Chairman/CEO on board meeting agendas, lead executive meetings with board members and support our Chairman/CEO on governance issues. With the appointment of Mr. Haddon as the Company’s Chairman, who was not an executive officer, the need for a lead independent director was eliminated.

THE ROLE OF THE BOARD IN RISK OVERSIGHT

The understanding, identification and management of risk are essential elements for the successful management of the Company. Risk oversight begins with the Board and the Audit Committee. The Audit Committee is chaired by Richard P. Sawchak and two (2) of our independent directors sit on the Audit Committee.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding our effectiveness in identifying and appropriately controlling risks. Annually, management presents to the Audit Committee a report summarizing the review of our methods for identifying and managing risks.

We also have a comprehensive internal risk framework, which facilitates performance of risk oversight by the Board and the Audit Committee. Our risk management framework is designed to:

•	Provide that risks are identified, monitored, reported, and priced properly;

•	Define and communicate the types and amount of risk the Company is willing to take;

•	Communicate to the appropriate management level the type and amount of risk taken;

•	Maintain a risk management organization that is independent of the risk-taking activities; and

•	Promote a strong risk management culture that encourages a focus on risk-adjusted performance.

The Board’s oversight of risk of the Company has not specifically affected the Board’s leadership structure.

OTHER GOVERNANCE MATTERS

QUORUM EXEMPTION UNDER SECTION 110 OF THE NYSE MKT COMPANY GUIDE

Section 110 of the NYSE MKT Company Guide recognizes that we must operate in accordance with the laws and customary practices of our country of incorporation, to the extent not contrary to United States federal securities laws. In respect to certain matters, the Company follows Canadian practices that differ from the requirements of the NYSE MKT Company Guide. We post on our website at www.midwaygold.com the ways in which our practices differ from those of the NYSE MKT Company Guide.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires any person who is a director or executive officer or who beneficially holds more than 10% of any class of our securities which have been registered with the SEC, to file reports of initial ownership and changes in ownership with the SEC. These persons are also required under the regulations of the SEC to furnish us with copies of all Section 16(a) reports they file. Under Canadian National Instrument 55-102 System for Electronic Disclosure by Insiders (SEDI), these same persons are required to register and file reports of initial ownership and changes in ownership with the TSX and applicable securities commissions on SEDI.

To our knowledge, based solely on our review of the copies of the Section 16(a) reports furnished to us, all Section 16(a) filing requirements applicable to our directors, executive officers and holders of more than 10% of any class of our registered securities were timely complied with during the year ended December 31, 2014.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee is pleased to present the following Compensation Committee report:

We have reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement. Based upon review of the discussions herein, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted, members of the Compensation Committee

Martin M. Hale, Jr. (Chairman)
Richard P. Sawchak,
John W. Sheridan and
Frank S. Yu

This compensation committee report is “furnished” to and not “filed” with the SEC.

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (CD&A) provides a description of the material elements of our executive compensation program, as well as perspective and context for decisions made regarding the 2014 compensation for our named executive officers, or NEOs, who are identified below:

•	William M. Zisch, Chief Executive Officer and President
•	Bradley J. Blacketor, Chief Financial Officer
•	James C. Wilbourn II, General Counsel and Corporate Secretary
•	Kenneth A. Brunk, Former Chairman of the Board, Chief Executive Officer and President
•	Richard D. Moritz, Former Senior Vice President of Operations

Effective December 10, 2014, Mr. Zisch was appointed Chief Executive Officer and President of the Company and a director of the Company effective December 11, 2014 when Mr. Brunk retired as a director of the Company.

Also, Richard D. Moritz resigned as Senior Vice President of Operations on May 16, 2014.

Compensation Program Objectives

Our compensation program and policies are designed to ensure that the compensation program is competitive within the labor markets, fiscally sound and cost effective. Further, the program and policies are based on a systematic blending of the position’s internal worth to the organization and its external value to the market, consistent with the Company’s ability to pay.

New CEO Compensation

The Board undertook a search process led by a special committee of the Board (which we refer to as the “Executive Search Committee”) for a new Chief Executive Officer to replace the retiring Mr. Brunk. With the pending commencement of operations we faced during the transition of the Chief Executive Officer, along with the challenges facing the mining industry as a whole, the Board focused its search on a pool of candidates with extensive senior management and operational experience in the mining industry. Mr. Zisch’s appointment as CEO was the result of this search process and the Board’s determination that Mr. Zisch is qualified to address the Company’s current and future challenges and position the Company for long-term growth.

In order to attract this level of talent, the Executive Search Committee recognized the need to be competitive with Mr. Zisch’s existing compensation arrangements and, to induce Mr. Zisch to join the Company provided Mr. Zisch with a one-time special equity and cash awards. The Executive Search Committee worked closely with an independent executive recruitment firm to establish a compensation package that would meet the Company’s needs with regards to attracting the appropriate talent.

The following summarizes the key components of Mr. Zisch’s compensation package:

a.
Base Salary. Mr. Zisch’s base salary was set at $400,000 annually, less required and authorized deductions and withholding. Mr. Zisch is paid his Base Salary in the same manner and on the same payroll schedule in which the Company employees receive payment.

b.
Signing Bonus. Under the terms of Mr. Zisch’s employment agreement, Mr. Zisch was granted a one-time $1,000,000 signing bonus, which will consist of $500,000 cash, less required and authorized deductions and withholding, plus a stock option grant with a fair market value (based upon the Black Scholes valuation method) equal to $500,000. The cash bonus shall be paid on June 10, 2015, the six-month anniversary of Mr. Zisch’s start date, if he is still employed with the Company on that date.

c.	Inducement Stock Options. On December 10, 2014, Mr. Zisch’s first date of employment, the Company made the following inducement grants:

i.	a stock option to purchase 1,000,000 common shares of the Company, and
ii.	the $500,000 portion of the Signing Bonus paid as a stock option grant referenced above.

Each option carries a 10-year term, a $0.75 exercise price which is equal to the closing price of the Company’s stock on the NYSE MKT on December 10, 2014 (the “grant date”) and vests subject to Mr. Zisch’s continued employment according to the following schedule: 1/3 on the first anniversary of the grant date, and an additional 1/12 every three months thereafter.

d.
Annual Bonus Potential. For fiscal years 2015 and thereafter, provided that Mr. Zisch remains employed by the Company for the applicable entire fiscal year, Mr. Zisch shall be eligible to earn an annual bonus each fiscal year in accordance with the Company’s senior executive incentive plan as in effect and approved by the Board from time to time, except that unless otherwise agreed to by the parties, Mr. Zisch’s payout shall range from 0% to 200% of Base Salary, with a target bonus equal to 100% of Base Salary.

e.
Long-Term Incentive Potential. Mr. Zisch is eligible to participate in all long-term incentive (“LTI”) programs available to other senior executives, with any such awards to be issued under the same standard forms applicable to other senior executives, subject to the following unless otherwise agreed to by the Parties:

i.	25% of the target value of any LTI granted to Mr. Zisch shall be comprised of restricted stock units subject to time-based vesting over a period not greater than three years,
ii.
75% of the target value of any LTI granted to Mr. Zisch shall be comprised of performance share units subject to performance conditions established by the Compensation Committee measured over a period not less than three years,

iii.	the payout under any LTI granted to Mr. Zisch shall range from 0% to 200% of Base Salary, with a target equal 150% of Base Salary, and
iv.	Mr. Zisch’s first LTI award shall be granted no sooner than one year following his start date, in order to allow for sufficient time to establish performance goals.

f.
Severance. In addition to the foregoing compensation and benefits, if the Company terminates the employment of Mr. Zisch for reasons other than for cause, Mr. Zisch shall receive his Base Salary payable as salary continuation payments on the Company’s regular paydays through the date that is 12 months from the termination date

In lieu of the foregoing, Mr. Zisch shall be entitled to the following severance benefits if within 12 months following a change in control either (1) the Company terminates the employment of Mr. Zisch for reasons other than for cause or (2) Mr. Zisch terminates his employment for good reason (each being a “qualifying termination”):

i.
Mr. Zisch shall receive a lump sum payment equal to the sum of the following: (A) two times his highest rate of annual Base Salary in effect in the 12 months preceding his termination of employment; and (B) two times his target performance bonus awarded for the fiscal year in which his termination of employment occurs (or the immediately preceding fiscal year, if greater).

ii.
In addition to the lump sum payment under (i) above, his stock options, performance share units and restricted stock units then outstanding shall become immediately vested and exercisable in full on the date of the qualifying termination. In addition, if a change in control occurs during a performance period applicable to any LTI or other equity award, the performance-measurement period shall end as of the date of the change in control and performance shall be measured through the date of the change in control; provided, that vesting of the award shall remain subject to his continued employment through the end of the full performance period, or the date of a qualifying termination, if earlier.

These awards and provisions were negotiated with Mr. Zisch to induce him to accept the Board’s offer to become our CEO. As noted above, in order to attract the talent that the Board believes would best position the Company for long-term success, there were one-time costs associated with the hire. These one-time costs are not part of Mr. Zisch’s ongoing annual compensation package.

Elements of Compensation

The total compensation plan for executive officers is comprised of the following components: base salary, discretionary cash awards under the Short-Term Incentive Plan (“STIP”), and equity awards under the 2013 Stock and Incentive Plan.

Compensation for William M. Zisch, our current CEO, is defined within the employment agreement as documented above.

There is no set policy or target regarding allocation between cash and non-cash elements of our compensation program for the other NEOs. The Compensation Committee reviews annually the total compensation package of the named executives against the Company’s compensation goals and objectives and the industry compensation data described above, and makes recommendations to the Board of Directors. Our CEO reports to the Compensation Committee regarding the individual performance of the other named executive officers.

The relative mix of the elements of our 2014 executive compensation program is illustrated in the charts below for our Chief Executive Officer (combination of Mr. Brunk and Mr. Zisch) and the other NEOs (in aggregate):

Base Salary

As a general rule for establishing base salaries, the Compensation Committee reviews competitive market data for each named executive officer. Salaries for our named executive officers are reviewed at least annually to consider factors such as market and inflation as well as overall corporate performance and the results of their performance reviews.

Named Executive Officer	2013 Annual Salary	2014 Annual Salary	Percent Increase	Basis for Decision
William M. Zisch	$-	$400,000	N/A	N/A. New hire as of December 10, 2014.
Bradley J. Blacketor	215,000	215,000	0%	New hire as of December 5, 2013, no raise given in 2014.
James C. Wilbourn II	120,000	125,400	5%	Raise in-line with overall employee population.
Kenneth A. Brunk	275,000	275,000	0%	No raise given in 2014.
Richard D. Moritz	220,000	220,000	0%	No raise given in 2014.

Short-Term Incentive Plan

Our Short-Term Incentive Plan (“STIP”) generally allows executive officers, management and employees to earn discretionary incentive payments as a percentage of base salary, based upon a combination of individual performance and Company performance. All executive officers, management and employees participate in the STIP. The President and CEO’s STIP participation and the amount of award is determined annually by the Compensation Committee.

The Compensation Committee determined based upon current performance of the Company and financial condition, it was not in the best interest of the Company to approve cash bonus payments to our NEOs for the 2014 year. In lieu of a cash bonus payment 200,000 fully vested stock options were granted in December 2014 to Mr. Blacketor. Mr. Wilbourn was granted 55,000 fully vested stock options in January 2015 along with a $4,000 cash bonus. Mr. Brunk was granted 100,000 fully vested stock options in December 2014 in lieu of a cash bonus, which the Compensation Committee permitted to remain exercisable for their full term after his retirement. A limited cash bonus pool was granted by the Compensation Committee for payment of cash bonuses to non-executive personnel.

Stock Incentive Awards

During the year ended December 31, 2014, the Board granted the following stock options of the Company to the Company’s named executive officers:

Name	Grant Date	Expiration Date	Vesting Schedule	Options Granted (#)	Exercise Price	Grant Date Fair Value of Stock Option Awards
William M. Zisch	12/10/2014	12/10/2024	A	1,757,576	$0.75	$855,682
Bradley J. Blacketor	08/14/2014	08/14/2019	A	162,789	0.91	61,329
Bradley J. Blacketor	12/11/2014	12/11/2024	B	200,000	0.75	98,196
Kenneth A. Brunk	08/14/2014	08/14/2019	A	250,000	0.91	94,175
Kenneth A. Brunk	12/11/2014	12/11/2024	B	100,000	0.75	49,100

A - Options vest as to one-third on the first anniversary date of grant, one-third on the second anniversary date and the final one-third on the third anniversary date.
B – Options vest immediately upon grant.

Annual Review of Executive Compensation

The Compensation Committee considers a variety of factors when determining compensation policies and programs. These factors include the long-range goals of the Company and its Shareholders, the competitive requirements to attract and retain key employees, the Compensation Committee's assessment of the position requirements for each executive's role in the Company, along with the performance and contributions made by the executive. Base salaries of executive management are set at levels which are competitive with the base salaries paid by companies of comparable or similar size within the mining industry, thereby enabling the Company to compete for and retain executives critical to the long-term success of the Company. Superior performance is recognized through our incentive program. The Compensation Committee does not weigh any of these factors more heavily than others and does not use a specific formula to assess these factors, but rather considers the combination of the factors in its judgment and at its discretion to make a final determination.

The Compensation Committee reviews and approves our compensation policies and programs, as well as salary levels for certain executives. Our CEO provides recommendations to the Compensation Committee regarding the compensation of the NEOs other than himself. The Compensation Committee considered these recommendations in making decisions regarding 2014 compensation of NEOs. In setting compensation for the NEOs, the Compensation Committee also considered individual performance assessments that were prepared by the CEO and a performance assessment of the CEO that was conducted by the independent directors. The CEO may not be present during meetings of the Compensation Committee when his compensation is being discussed.

At our annual meeting of Shareholders held in May 2012, 98% of votes cast were voted in favor of the proposal to approve an advisory resolution regarding the compensation program for the NEOs (‘‘say-on-pay’’ vote). The Compensation Committee believes this result is an indication that a significant majority of our Shareholders are satisfied with our executive compensation policies and decisions, and that our executive compensation program effectively aligns the interests of the NEOs with the interests of our shareholders. We will continue to consider the outcome of our say-on-pay vote results when determining future compensation policies and pay levels for the NEOs.

In May 2012, an advisory vote was held on the frequency of the say-on-pay vote. As recommended by the Board, shareholders approved an advisory vote on executive compensation every three years, and we have implemented that recommendation.

Summary Compensation Table

A summary of cash and other compensation paid to our named executive officers for the last three fiscal years is as follows:

				Option	All Other	Total
Name and Principal Position	Year	Salary	Bonus	Awards (1)	Compensation (2)	Compensation
William M. Zisch(3)	2014	$15,385	$-	$855,682	$-	$871,067
Chief Executive Officer
Kenneth A. Brunk (4)	2014	$293,445	$117,758	$143,283	$6,981	$561,467
Former Chief Executive Officer	2013	258,055	62,000	157,596	7,673	485,324
	2012	197,307	50,000	-	-	247,307
Fritz K. Schaudies (5)	2013	$128,987	$40,000	$-	$-	$168,987
Former Chief Financial Officer	2012	137,692	25,000	-	-	162,692
John A. Labate (6)	2013	$80,608	$-	$-	$55,933	$136,541
Former Chief Financial Officer
Bradley J. Blacketor (7)	2014	$215,810	$-	$159,525	$6,119	$381,454
Chief Financial Officer	2013	9,958	-	71,136	-	81,094
James C. Wilbourn II	2014	$124,746	$18,429	$8,590	$2,493	$154,258
General Counsel and	2013	101,985	6,000	26,212	-	134,197
Corporate Secretary	2012	25,892	-	-	-	25,892
Richard D. Moritz (8)	2014	$103,224	$67,900	$-	$58,523	$229,647
Former Senior VP of Operations	2013	204,527	40,000	91,931	5,911	342,369
	2012	159,616	25,000	-	-	184,616

(1)
This amount represents the theoretical fair value, on the date of grant, of stock options granted under the Plan during each fiscal year. There was no cash compensation paid to any of the named executive officers disclosed in the above table in connection with “option-based awards”. The grant date fair value has been calculated using the Black Scholes Merton model according to FASB ASC Topic 718 and will be recognized over the vesting term of the option. The key assumptions and estimates used for the calculation of the grant date fair value under this model include the risk-free interest rate, expected stock price volatility, expected life and expected dividend yield.

(2)
The amounts in “All Other Compensation” consist of (i) our 401(k) matching contributions and (ii) a one-time severance payment to Mr. Labate of $53,750, and (iii) a one-time severance payment to Mr. Moritz of $55,000.

(3)
Mr. Zisch was appointed Chief Executive Officer and President on December 10, 2014 and was elected as a director on December 11, 2014. Mr. Zisch does not receive additional compensation for his services as a director of our Company.

(4)
Mr. Brunk served as the Company’s Chief Executive Officer, President and a director from May 12, 2010 to December 10, 2014. Mr. Brunk did not receive additional compensation for his services as a director of our Company.

(5)
Mr. Schaudies served as Chief Financial Officer of the Company from March 18, 2011 until May 8, 2013 and as consultant in the Interim CFO role from August 20, 2013 to December 5, 2013. As a consultant, the Company paid Mr. Schaudies $59,294 in addition to his salary as an employee of $69,693 until May 8, 2013.

(6)	Mr. Labate served as the Company’s Chief Financial Officer from May 8, 2013 until August 20, 2013.

(7)	Mr. Blacketor has served as the Company’s Chief Financial Officer and Senior Vice President since December 5, 2013.

(8)	Mr. Moritz served as the Company’s Senior Vice President of Operations in an officer capacity from May 18, 2012 to May 16, 2014.

Outstanding Equity Awards as of December 31, 2014

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price		Option Expiration Date
William M. Zisch	-	1,757,576	-		$0.75	12/10/2024
Bradley J. Blacketor	66,667	133,333	-		0.80	12/05/2018
	-	162,789	-		0.91	08/14/2019
	200,000	-	-		0.75	12/11/2019
James C. Wilbourn II	33,333	16,667	-	Cdn$	1.15	03/11/2018
	-	22,800	-		0.91	08/14/2019
Kenneth A. Brunk	500,000	-	-	Cdn$	0.71	5/18/2015
	250,000	-	-	Cdn$	0.61	10/22/2015
	125,000	-	-	Cdn$	0.95	1/13/2016
	500,000	-	-	Cdn$	2.10	10/25/2016
	300,000	-	-	Cdn$	1.15	3/11/2018
	250,000	-	-		0.91	8/14/2019
	100,000	-	-		0.75	12/11/2024

Option Exercises and Shares Vested in 2014

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Value Vested During the Year (1)
Kenneth A. Brunk	-	$-	$24,000
Bradley J. Blacketor	-	-	-
Richard D. Moritz	-	-	14,000
James C. Wilbourn II	-	-	4,000

(1)
Value vested is calculated as the dollar value that would have been realized had the option been exercised on the date it vested less the related exercise price multiplied by the number of vested shares.

Perquisites and Other Personal Benefits

Our named executive officers are not generally entitled to perquisites or other benefits not offered to employees. We sponsor a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the U.S. Internal Revenue Code of 1986.

Effects of Regulatory Requirements on Executive Compensation

Various rules under current generally accepted accounting practices impact the manner in which we account for grants of stock options to employees, including executive officers, on our financial statements. While the Compensation Committee reviews the effect of these rules (including Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718)) when determining the form and timing of grants of stock options to employees, including executive officers, this analysis is not necessarily the determinative factor in any such decision regarding the form and timing of these grants.

Clawback/Forfeiture Provisions

We do not have any formal agreements with officers, directors or employees concerning the return of bonuses or other compensation in the event they are found to have engaged in fraudulent or other inappropriate behavior or if performance measures are restated or adjusted in a manner that would reduce payments. We intend to follow the requirements of Section 304 of the Sarbanes-Oxley Act to recover bonus or other incentive-based or equity-based compensation received by our CEO and CFO and any profits they realized from the sale of securities during the relevant periods in the event we are required to prepare an accounting restatement due to our material noncompliance, as a result of misconduct, with any financial reporting requirement under securities laws and would pursue other available remedies against them or other employees engaged in illegal activities. In addition, we intend to adopt a clawback policy in accordance with the requirements of the Dodd-Frank Act when regulations concerning clawback policies are adopted by the SEC and NYSE.

Anti-Hedging

While the Company has not adopted a formal prohibition, the named executive officers and the directors are, as a matter of practice, discouraged from purchasing financial instruments designed to hedge or offset a decrease in the market value of shares, including shares granted as or underlying share-based compensation or otherwise held directly or indirectly by an named executive officer or a director. Further, the Company has a Code of Business and Ethical Conduct.

EMPLOYMENT AND CONSULTING AGREEMENTS

In connection with Mr. Zisch’s appointment as President and Chief Executive Officer, on October 14, 2014, the Company entered into an Employment Agreement with Mr. Zisch (the “Employment Agreement”). Under the terms of the Employment Agreement, Mr. Zisch will be paid a base salary of not less than $400,000. Mr. Zisch will also be entitled to earn an annual bonus each fiscal year in accordance with the Company’s executive incentive plan for fiscal years 2015 and thereafter, provided that Mr. Zisch remains employed by the Company for the applicable entire fiscal year. Mr. Zisch’s employment is “at-will” and is terminable by the Company or Mr. Zisch at any time and for any reason or no reason with or without Cause (as defined in the Employment Agreement).

Pursuant to the terms of the Employment Agreement, in the event Mr. Zisch's employment is terminated by the Company without Cause, then Mr. Zisch will be entitled to severance in an amount equal to his base salary payable as salary continuation payments on the Company’s regular paydays through the date that is 12 months from the termination date. In the event Mr. Zisch's employment is terminated in connection with a Change of Control of the Company (as defined in the Employment Agreement), then Mr. Zisch will be entitled to a lump sum payment equal to two times his base salary plus two times his target bonus awarded for the fiscal year in which his termination of employment occurs (or the immediately preceding fiscal year, if greater).

In connection with Mr. Zisch's appointment as President and Chief Executive Officer, he will also receive a one-time cash signing bonus of $500,000 payable on the six month anniversary of his first day of employment and a one-time award of inducement options (the “Inducement Options”) consisting of, (i) an inducement stock option exercisable to acquire 1,000,000 common shares and (ii) a second inducement stock option exercisable to acquire a certain number of common shares, which calculated based upon the Black Scholes valuation method, provides a value of $500,000 for such option on the date of the grant. Each Inducement Option will vest according to the following schedule: 1/3 on the first anniversary of the grant date, and an additional 1/12 every three months thereafter. The Inducement Options will be exercisable for ten years from the date of grant at a price of $0.75 per common share. Mr. Zisch will also be entitled to participate in any long-term incentive plan in effect from time to time. The Inducement Options were issued on December 10, 2014.

On August 18, 2014, Dr. Roger Newell retired from the Company’s Board of Directors. In connection with Dr. Newell’s retirement, the Company and Dr. Newell entered into an advisory agreement (“Advisory Agreement”) dated August 18, 2014. Pursuant to the Advisory Agreement, for a period of one year from the effective date of the Advisory Agreement, Dr. Newell agreed to provide the Company with advisory services including, but not limited to, technical or commercial advice regarding mining properties and assistance at the request and direction of our management, provide general advice regarding prevailing commercial practices and industry trends and assist in special projects as may be reasonably assigned by our management. Pursuant to the Advisory Agreement, we agreed to compensate Dr. Newell $4,167 per month and shall reimburse Dr. Newell for reasonable and necessary registration fees, membership fees, travel, transportation and lodging expenses and other expenses up to a maximum amount of $20,000 per year. During the twelve months ended December 31, 2014, the Company paid Dr. Newell $20,833 under the agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Other than Mr. Hale’s interest in the Series A Preferred Shares and our transactions with the holders of the Series A Preferred Shares as set forth in the “Certain Relationships and Related Transaction and Director Independence” section of this Proxy Statement, no person who served as a member of the Compensation Committee during fiscal year 2014 was a current or former officer or employee of the Company or engaged in certain transactions with the Company required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee “interlocks” during 2014, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Company’s Compensation Committee.

The Compensation Committee continually assesses the risks and implications associated with the compensation policies and practices of the Company to ensure that the Board and Management have the latitude and flexibility to enable the hiring and retention of key employees and competent employees for all positions within the Company while doing so within the requirements of the law and industry norms.

At this stage of the development of the Company, executive management performance is judged on a subjective basis rather than an objective basis in regards to share price or earnings per share. This may change as the Company progresses to a production company thereby creating revenue.

Operational performance and effectiveness is judged monthly by a comparison of activities accomplished versus those planned to be accomplished. Executive management redirects resources as necessary and possible where shortfalls or improvements are required. Overall Company performance is reflected in the total performance of the executive and management team.

PENSION BENEFITS

The Company does not have a pension plan.

NON-QUALIFIED DEFERRED COMPENSATION

The Company does not have a deferred compensation plan.

RETIREMENT, RESIGNATION OR TERMINATION PLANS

The Company sponsors an employee-directed 401(k) savings plan (the “401(k) Plan”) for all eligible employees over the age of 18. Under the 401(k) Plan, employees may make voluntary contributions based upon a percentage of their pre-tax income.

The Company matches 50% of each employee’s contribution, up to 6% of the employee’s pre-tax income. The Company’s cash contributions vest rateably over a three year service period.

LONG TERM INCENTIVE PLAN AWARDS

We currently do not have a long-term incentive plan. Accordingly, no such compensation was paid or distributed to the named executive officers during the financial year ended December 31, 2014. A “long-term incentive plan” means any plan providing compensation intended to serve as incentive for performance to occur over a period longer than one (1) financial year, but does not include an option or stock appreciation rights plan or plans for compensation through restricted shares or restricted share units.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information as of April 10, 2015 regarding the ownership of our Shares by:

•	each person who is known by us to own more than 5% of our Shares; and

•	each named executive officer, each director and all of our directors and executive officers as a group.

The number of common shares beneficially owned and the percentage of common shares beneficially owned are based on a total of 218,061,605 common shares and Series A Preferred Shares (on an as converted basis) outstanding as of April 10, 2015. The number of Series A Preferred Shares beneficially owned and the percentage of Series A Preferred Shares are based on 37,837,838 Series A Preferred Shares outstanding as of April 10, 2015.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Common shares subject to options that are exercisable within 60 days following April 10, 2015 or preferred shares that are convertible within 60 days following April 10, 2015 are deemed to be outstanding and beneficially owned by the optionee or holder for the purpose of computing share and percentage ownership of that optionee or holder but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole or shared voting and investment power for all Shares shown as beneficially owned by them.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (Common Shares)		Percent of Class (Common Shares) (1)	Amount and Nature of Beneficial Ownership (Series A Preferred Shares)		Percentage of Class (Series A Preferred Shares)(2)
DIRECTORS AND EXECUTIVE OFFICERS
Common Shares	William M. Zisch	1,757,576	(3)	0.81%	-		0%
Common Shares	Bradley J. Blacketor	562,789	(4)	0.26%	-		0%
Common Shares	James C. Wilbourn II	137,800	(5)	0.06%	-		0%
Common Shares	Timothy J. Haddon	350,000	(6)	0.16%	-		0%
Common Shares	Richard P. Sawchak	250,000	(7)	0.11%	-		0%
Common Shares	John W. Sheridan	455,636	(8)	0.21%	-		0%
Common Shares	Frank S. Yu	2,738,281	(9)	1.26%	-		0%
Preferred Shares	Martin M. Hale, Jr.	35,276,222	(10)(11)	16.18%	17,837,838	(11)	47.14%	(11)
Total		41,528,304		19.05%	17,837,838		47.14%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (Common Shares)		Percent of Class (Common Shares) (1)	Amount and Nature of Beneficial Ownership (Series A Preferred Shares)	Percentage of Class (Series A Preferred Shares)(2)
5% SHAREHOLDERS
Common Shares	Van Eck Associates Corp.	14,517,341		6.66%	-	0%
	335 Madison Ave. – 19th Floor
	New York, NY 10017
Preferred Shares	INV-MID, LLC	28,817,360	(12)	13.22%	20,000,000	52.85%
	17 State Street, Suite 3230
	New York, NY 10004
Preferred Shares	EREF-MID II, LLC	18,718,527	(13)	8.58%	12,432,433	32.86%
	17 State Street, Suite 3230
	New York, NY 10004
Preferred Shares	HCP-MID, LLC	8,477,260	(14)	3.89%	5,405,405	14.29%
	17 State Street, Suite 3230
	New York, NY 10004
Total		70,530,488		32.35%	37,837,838	100.00%

(1)
The information as to securities beneficially owned or over which a director or officer will exercise control or direction, not being within the knowledge of the Company, has been furnished by the respective directors and officers individually based on shareholdings in the Company as of April 10, 2015. All percentages are based on the sum of common shares and Series A Preferred Shares (on an as converted basis) issued and outstanding as of April 10, 2015.

(2)	All percentages are based on the Series A Preferred Shares issued and outstanding as of April 10, 2015.

(3)	Includes 1,757,576 common shares issuable upon the exercise of options within 60 days of April 10, 2015.

(4)	Includes 562,789 common shares issuable upon the exercise of options within 60 days of April 10, 2015.

(5)	Includes 10,000 common shares and 127,800 common shares issuable upon the exercise of options within 60 days of April 10, 2015.

(6)	Includes 350,000 common shares issuable upon the exercise of options within 60 days of April 10, 2015.

(7)	Includes 250,000 common shares issuable upon the exercise of options within 60 days of April 10, 2015.

(8)	Includes 22,000 common shares and 433,636 common shares issuable upon the exercise of options within 60 days of April 10, 2015.

(9)	Includes 1,779,645 common shares and 958,636 common shares issuable upon the exercise of options within 60 days of April 10, 2015.

(10)	Includes 17,438,384 common shares and 17,837,838 common shares issuable upon the conversion of 17,837,838 Series A Preferred Shares within 60 days of April 10, 2015.

(11)
Includes 5,405,405 Series A Preferred Shares held by HCP-MID, LLC and 12,432,433 Series A Preferred Shares held by EREF-MID II, LLC. Hale Fund Management, LLC, is the general partner of Hale Capital Management, LP and exercises voting and investment power over the Series A Preferred Shares held by HCP-MID, LLC. Hale Fund Management, LLC is the manager of EREF-MID II, LLC and exercises investment and voting power over the Series A Preferred Shares held by EREF-MID II, LLC. Mr. Hale is the sole owner and Chief Executive Officer of Hale Fund Management, LLC.

(12)	Includes 8,817,360 common shares and 20,000,000 common shares issuable upon the conversion of 20,000,000 Series A Preferred Shares within 60 days of April 10, 2015.

(13)	Includes 6,286,094 common shares and 12,432,433 common shares issuable upon the conversion of 12,432,433 Series A Preferred Shares within 60 days of April 10, 2015.

(14)	Includes 3,071,855 common shares, and 5,405,405 common shares issuable upon the conversion of 5,405,405 Series A Preferred Shares within 60 days of April 10, 2015.

To the best of our knowledge, we have no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTION AND DIRECTOR INDEPENDENCE

On November 21, 2012, we entered into the Series A Private Placement in which we offered and sold 37,837,838 Series A Preferred Shares. Of the 37,837,838 Series A Preferred Shares sold, EREF-MID II, LLC and HCP-MID, LLC purchased a combined 17,837,838 Series A Preferred Shares for a combined aggregate purchase price of $33,000,000. In connection with our obligations under the Series A Private Placement, we are required to pay quarterly dividend payments (the “Series A Dividend”) payable in cash or common shares to the holders of our Series A Preferred Shares. As of the date of this Proxy Statement, we have issued a total of 12,818,226 common shares as the Series A Dividend. Mr. Hale has voting and investment control of the Series A Preferred Shares held by EREF-MID II, LLC and HCP-MID, LLC. Other than the Series A Dividend, there are no material interests, direct or indirect, of current directors, executive officers, or any shareholder who beneficially owns, directly or indirectly, more than 10% of the outstanding common shares, or any known associates or affiliates of such persons, in any transaction since the beginning of the Company’s last fiscal year or in any proposed transaction which has materially affected or would materially affect the Company and in which the amount involved exceeded $120,000.

On June 6, 2014, we closed a public offering in the United States and Canada on a bought deal basis (the “Base Offering”) of 30,121,000 common shares at a price of $0.83 per common share. On June 17, 2014, we closed the over-allotment of the Base Offering (the "Over-Allotment Offering" and, together with the Base Offering, the "Offering") and issued an additional 3,012,100 common shares at a price of $0.83 per common share. Pursuant to our Articles, we may not issue common shares in an equity financing for a per common share price of less than $1.85 without the consent of the holders of the Series A Preferred Shares. In connection with the Offering, we obtained the consent (the “Consent”) of the holders of the Series A Preferred Shares with respect to the issuance of the common shares in the Offering at a per common share price less than $1.85. As consideration for obtaining the Consent and to compensate the Series A Preferred Shareholders for the dilution that they suffered as a result of the Offering, we agreed to issue 3,816,143 common shares (the “Fee Shares”) to the Series A Preferred Shareholders which represents a consent fee equal to $3,167,399.

PROPOSAL 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

WHAT AM I VOTING ON?

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended, and Section 14A of the Securites Exchange Act of 1934, as amended, requires that we provide our Shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. This is sometimes referred to as “say-on-pay”. Approximately 98% of those Shareholders casting votes at our 2012 annual meeting of Shareholders (excluding broker non-votes) voted to approve our executive compensation as described in the proxy statement for the 2012 annual meeting of Shareholders. We considered the results of this vote in 2012 to be an affirmation of our compensation philosophy. In accordance with the preferences of our Shareholders as expressed at our 2012 annual meeting of Shareholders, we are providing Shareholders with the opportunity to approve the compensation of our named executive officers at annual meeting of Shareholders every three years.

As described more fully in the Compensation Discussion & Analysis above, our executive compensation program is structured to align the interests of our executive officers with those of our non-affiliated Shareholders and to fairly reward them for creating Shareholder value and for achieving our business objectives. Our primary objectives are to retain our executives and have the ability to attract new executives as necessary and to fairly compensate our current executives, including rewarding performance that supports our principles of building Shareholder value, and may also recognize individual performance from time to time.

We believe that our executive compensation program, which relies on clear and simple objectives for executive performance and reward, has been effective at incenting the achievement of positive results and strong financial performance by our named executive officers, appropriately aligning pay and performance and in enabling us to attract and retain very talented executives within our industry.

We are asking our Shareholders to indicate their support for our executive compensation program as described in this Proxy Statement. This proposal gives our Shareholders the opportunity to express their views on our fiscal year 2014 executive compensation policies and procedures. It is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and procedures described in this proxy statement. Accordingly, we ask our Shareholders to vote on the following resolution:

“RESOLVED THAT:
the Company’s Shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2015 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission set forth in Item 402 of Regulation S-K, including, but not limited to, the Compensation Discussion and Analysis, the compensation tables, and other related tables and disclosure.”

The Board recommends that the Shareholders vote FOR approval of the compensation for our named executive officers as disclosed in this Proxy Statement in accordance with the SEC rules.

PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF AUDITOR AND
AUTHORIZATION TO FIX REMUNERATION OF AUDITOR

WHAT AM I VOTING ON?

The Audit Committee has selected KPMG LLP to be its independent registered accounting firm for the fiscal year ending December 31, 2015.

This proposal seeks ratification of the appointment of KPMG LLP and seeks authorization for the Board to fix the remuneration to be paid to KPMG LLP.

The Board recommends a vote FOR the ratification of the appointment of KPMG LLP and authorization to fix the remuneration to be paid to KPMG LLP.

INFORMATION ON INDEPENDENT REGISTERED ACCOUNTING FIRM

KPMG LLP, Chartered Accountants, was first appointed auditor of the Company on March 3, 1998. Unless otherwise instructed, the proxies given to management pursuant to this solicitation will be voted for the reappointment of KPMG LLP, Chartered Accountants, as auditor of the Company to hold office until the close of the next annual general meeting of the Company, at a remuneration to be fixed by the directors of the Company.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
(in Cdn$)

	Year Ended December 31,
	2014	2013
Audit Fees	$377,800	$344,400
Audit Related Fees	-	-
Tax Fees	144,709	294,600
All Other Fees	-	-

“Audit Fees” are the aggregate fees billed by KPMG LLP for the audit of the Company’s annual financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

“Audit Related Fees” are fees billed by KPMG LLP for professional services.

“Tax Fees” are fees for professional services rendered by KPMG LLP for tax compliance, tax advice on actual or contemplated transactions.

“All Other Fees” consist of fees for product and services other than the services reported above.

POLICY ON PRE-APPROVAL BY OUR AUDIT COMMITTEE OF SERVICES PERFORMED BY INDEPENDENT AUDITORS

Our Audit Committee pre-approves all services provided by our independent accountant.

PROPOSAL 5 – APPROVAL OF SECTION 26.7(3)(i) OF THE COMPANY’S ARTICLES
GRANTING THE SERIES A PREFERRRED SHAREHOLDERS PREFERENTIAL
GOVERNANCE RIGHTS AND NOMINATION RIGHTS IN THE EVENT THAT WE FAIL
TWICE TO REDEEM THE SERIES A PREFERRED SHARES

WHAT AM I VOTING ON?

Background

In connection with the Series A Private Placement, we amended the Articles to grant the holders of the Series A Preferred Shares preferential corporate governance and nomination rights in the event we fail to redeem the Series A Preferred Shares.

Sections 26.7(1) and 26.7(2) of the Articles (included as “Schedule A”) provide that either the holders of the Series A Preferred Shares or we may elect to redeem the Series A Preferred Shares on or after December 13, 2017 at a redemption price of $1.85 per share, plus all unpaid dividends accrued on such shares, whether declared or not. In the event that we are prohibited from redeeming the Series A Preferred Shares within thirty (30) days after a demand for redemption by a holder of the Series A Preferred Shares and we have not completed a liquidation event (excluding a voluntary or involuntary liquidation, dissolution or winding-up of our affairs) prior to the five (5) years from issuance of the Series A Preferred Shares, then we are required to distribute all of the legal available funds to the holders of the Series A Preferred Shares and repay any remaining amounts in equal quarterly payments for the period of two (2) years from the date on which redemption is demanded, and we shall engage at our expense an investment banker to assist and facilitate any transaction or capital raise and such redemption plan must be completed within 180 days of December 13, 2017.

In addition to the redemption rights as described above, if we are unable to redeem any Series A Preferred Shares two (2) years after a demand for redemption, then, subject to the approval of the majority of the holders of our common shares at the Meeting of this proposal, Section 26.7(3) of the Articles grants the holders of the Series A Preferred Shares the right to (i) voting as a single class (to the exclusion of the holders of all other securities and classes of our capital stock), vote to elect a majority of our Board, and (ii) in the event that our Articles do not permit the holders of Series A Preferred Shares to elect a majority of our Board, holders of Series A Preferred Shares may sell, as may be permitted by applicable law, on our behalf, our assets, in such holders’ discretion, that are sufficient to redeem any remaining Series A Preferred Shares.

Section 26.7(3)(i) of the Articles, which provides preferential rights to elect a majority of our Board, is only effective upon the holders of the common shares passing a special resolution approving such section.

Vote required approving this Proposal

The proposal will be approved if 2/3 of the votes cast by the holders of common shares are cast in favor of the proposal.

Consequences of a failure to approve this Proposal

If this proposal is not approved, in accordance with our obligations in connection with the Series A Private Placement, we will be required to seek Shareholder approval for this proposal at each subsequent annual or special meeting of our Shareholders until our Shareholders adopt this proposal.

Pursuant to our Articles, the approval of Section 26.7(3)(i) of the Articles requires a special separate resolution of the holders of common shares.

Accordingly, holders of common shares will be asked to approve the special resolution attached as Schedule “B” hereto in order to approve Section 26.7(3)(i) of the Articles.

The Board recommends a vote FOR the approval of the amendment to the our Articles permitting the holders of the Series A Preferred Shares preferential governance and nomination rights in the event we do not redeem the Series A Preferred Shares.

OTHER MATTERS

Management of the Company knows of no other matters to come before the Meeting other than as set forth above and in the Notice of Meeting. Should any other matters properly come before the Meeting, the shares represented by the proxies solicited hereby will be voted on such matters in accordance with the best judgment of the person voting by proxy.

ADDITIONAL INFORMATION

FINANCIAL STATEMENTS

The audited annual financial statements of the Company for the year ended December 31, 2014 will be placed before you at the Meeting. Financial information about the Company is provided in such financial statements and in the associated management’s discussion and analysis. You may also access our disclosure documents through the Internet on the Canadian System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com or on the U.S. Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) at www.sec.gov/edgar.html or the Company’s website at www.midwaygold.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 11, 2015

This Proxy Statement and the 2014 Annual Report on Form 10-K can be accessed on our website at www.midwaygold.com.

At the written request of any Shareholder who owns common shares on the record date, we will provide to such Shareholder, without charge, a paper copy of our 2014 Annual Report on Form 10-K as filed with securities regulatory authorities, including the financial statements, but not including exhibits.

Requests for paper copies of the 2014 Annual Report on Form 10-K, the audited annual financial statements and/or the associated management discussion and analysis should be mailed to Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112, Attention: Corporate Secretary.

SHAREHOLDER PROPOSALS

In order to be considered for inclusion in next year’s 2016 proxy statement, Shareholder proposals must be submitted in writing to the Corporate Secretary at Midway Gold Corp., Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112 - telephone (720) 979-0900; fax (720) 979-0898, and received no later than December 11, 2015. Similarly, Shareholder proposals not submitted for inclusion in the proxy statement and received after March 27, 2016 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934, as amended.

BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing has been authorized by the Board of the Company.

DATED at Englewood, Colorado, this [ ] day of April, 2015.

BY ORDER OF THE BOARD OF DIRECTORS
MIDWAY GOLD CORP.

“William M. Zisch”
President and Chief Executive Officer

Appendix A
Form of Proxy

MIDWAY GOLD

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001

MR SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X 9X9

Security Class
COMMON

Holder Account Number

C1234567890 XXX

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Form of Proxy - Annual General and Special Meeting to be held on June 11, 2015

This Form of Proxy is solicited by and on behalf of the Board of Directors.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**

6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 5:00 PM (Eastern Time) on June 9, 2015.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 123456789012345

01521C

CPUQC01.E.INT/000001/i1234

MR SAM SAMPLE

C1234567890

XXX 123

Appointment of Proxyholder

I/We being holder(s) of Midway Gold Corp. hereby appoint:
Timothy J. Haddon, or failing him, William M. Zisch, or failing him, Bradley J. Blacketor, or failing him, James C. Wilbourn II

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of shareholders of Midway Gold Corp. to be held at the offices of the Company, 8310 South Valley Hwy, Suite 280, Englewood, CO 80130 on June 11, 2015 at 10:00 AM (Mountain Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Number of Directors

To set the number of Directors at six (6).

For ☐ Against ☐

2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Timothy J. Haddon	☐	☐	02. Martin M. Hale, Jr.	☐	☐	03. Richard P. Sawchak	☐	☐
04. Frank S. Yu	☐	☐	05. William M. Zisch	☐	☐			

06. Trey S. Anderson (Preferred Director Nominee elected by Series A Preferred Shareholders voting as a separate class)

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3. Appointment of Auditors

Appointment of KPMG LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.

For ☐ Withhold ☐

4. Proposal to Approve an Advisory Resolution Approving Executive Compensation

For ☐ Against ☐

5. Amendment to the Articles for Series A Preferred Share Rights

For ☐ Against ☐

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Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

MM / DD / YY

MLGQ 052911 XXXX AR0 999999999999

0152KD

MIDWAY GOLD

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001

MR SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X 9X9

Security Class
PREFERRED CLASS SERIES A

Holder Account Number
C1234567890 XXX

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Form of Proxy - Annual General and Special Meeting to be held on June 11, 2015

This Form of Proxy is solicited by and on behalf of the Board of Directors.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 5:00 PM (Eastern Time) on June 9, 2015.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 123456789012345

01520B

CPUQC01.E.INT/000001/i1234

MR SAM SAMPLE

C1234567890

XXX 123

Appointment of Proxyholder

I/We being holder(s) of Midway Gold Corp. hereby appoint: Haddon, or failing him, William M. Zisch, or failing him, Bradley J. Blacketor, or failing him, James C. Wilbourn II

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of shareholders of Midway Gold Corp. to be held at the offices of the Company, 8310 South Valley Hwy, Suite 280, Englewood, CO 80130 on June 11, 2015 at 10:00 AM (Mountain Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

	For	Against
1. Number of Directors To set the number of Directors at 6.	☐	☐

2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Timothy J. Haddon	☐	☐	02. Martin M. Hale, Jr.	☐	☐	03. Richard P. Sawchak	☐	☐
04. Frank S. Yu	☐	☐	05. William M. Zisch	☐	☐	06. Trey S. Anderson (Preferred Director Nominee)	☐	☐

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	For	Withhold
3. Appointment of Auditors Appointment of KPMG LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐
4. Proposal to Approve an Advisory Resolution Approving Executive Compensation	☐	☐

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Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

MM / DD / YY

MLGQ 052911 XXXX AR0 999999999999

0152PF

SCHEDULE “A”
EXCERPT OF PART 26
SPECIAL RIGHTS AND RESTRICTIONS
ATTACHED TO PREFERRED SHARES

The special rights and restrictions of the Series A Preferred Shares (as defined in Section 26.1 below) are as set out below.

26.1	Interpretation

(1)	Definitions

For purposes of this Part 26

(t)
“Preferred Governance Majority” means Initial Purchaser until such time as HCP-MID, LLC., INV-MID, LLC. and EREF-MID II, LLC no longer hold in the aggregate at least 7,567,568 shares of Series A Preferred Shares at which time the Preferred Governance Majority shall mean the holders of the majority of the then issued and outstanding Series A Preferred Shares until such time as the Preferred Holders no longer hold at least 7,567,568 shares of Series A Preferred Shares, at which point in time, there shall no longer be a Preferred Governance Majority and the rights in Section 26.2(4) shall be of no further force or validity.

(u)	“Preferred Holders” means, at any time, the holders of Series A Shares.

(v)
“Preferred Super Majority” means Initial Purchaser until such time as HCP-MID, LLC. , INV-MID, LLC. and EREF-MID II, LLC no longer hold in the aggregate at least 3,783,784 shares of Series A Preferred Shares at which time the Preferred Super Majority shall mean the holders of the majority of the then issued and outstanding Series A Preferred Shares.

(2)	Consent of Preferred Super Majority

For purposes of these Series A Preferred Share provisions, where an action is to be taken by the Preferred Super Majority, in addition to the requirements of applicable law, if any, such action may be taken if the Preferred Super Majority:

(a)	Agree in writing: or

(b)	Pass a resolution to such effect at a duly constituted meeting of Preferred Holders, voting as a single class.

26.2	Voting Rights

(1)	Entitlement to Vote

Each holder of Series A Preferred Shares is entitled to receive notice of and to attend all meetings of Shareholders of the Company and to vote at such meetings, except meetings at which only holders of a specified class or series of shares (other than Series A Preferred Shares) are entitled to vote. Except as otherwise required by law or these Articles, the holders of the Series A Preferred Shares and the Common Shares will vote together as a single class.

(2)	Number of Votes

Each Series A Preferred Share entitles the Preferred Holder to the number of votes per share equal to the number of Common Shares into which such Series A Preferred Share is convertible pursuant to these Series A Preferred Share provisions as of the record date for the determination of Shareholders entitled to vote on such matter, or if no record date is established, the date such vote is taken or any written consent of Shareholders is solicited.

(3)	Series Voting

The Company shall not, either directly or indirectly by amendment, amalgamation, consolidation or otherwise, do any of the following without the written consent or affirmative vote of the Preferred Super Majority, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series:

(a)	Create a new class or series of shares equal or superior to the shares of such class;

(b)	redeem or repurchase any shares of the Company except for purchases at cost upon termination of employment;

(c)	a voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Company;

(d)	change the special rights or restrictions attached to the Series A Preferred Shares;

(e)	amend or repeal of any provision of the Company’s Notice of Articles or Articles in a manner adverse to the holders of Series A Preferred Shares; or

(f)
issue any additional Common Shares or Securities Equivalents for Consideration Per Share that is less than the Conversion Price applicable to the Series A Preferred Shares; provided however the Preferred Super Majority shall not be entitled to a vote with respect to any of the following:

i.	Common Shares pursuant to a Stock Split;

ii.	Securities issued upon exercise, conversion or exchange of existing and outstanding Securities Equivalents on the date hereof;

iii.
Options to acquire Common Shares (and Common Shares issuable upon exercise of such options) issued in accordance with any employee incentive stock option plan, or any amendment to a stock option plan, of the Company approved by the Shareholders of the Company for the Company's management, directors and employees where the exercise price or conversion price of such Options is below the Conversion Price, but is not less than the Closing Price of the Common Shares at the time of such grant or issuance; provided, further, that the aggregate of such grants, issuances or sales per calendar year shall not exceed five percent (5%) of the issued and outstanding shares of Common Shares as of December 31 of such calendar year;

iv.	Common Shares issued for the purpose of redeeming in full the Series A Preferred Shares in cash, or

v.	Up to a maximum of 756,757 Common Shares to be used exclusively for real property acquisitions, including by way of a joint venture

(4)	Series Director

(a)
Subject to Article 26.8, the Preferred Governance Majority shall have the right to nominate one (1) director nominee for election to the Board to be elected by the Preferred Holders, voting as a separate series (the "Preferred Holder Director") at each annual or special meeting of Shareholders of the Company or action by written consent of Shareholders at which directors will be elected. The Preferred Holder Director shall be qualified to serve as a director of the Company. Each Preferred Holder Director elected shall be a member of the Board until the next annual Shareholders meeting or until such Preferred Holder Director ceases to hold office by reason of death, resignation, removal or disqualification.

(b)
Subject to paragraph (a), any vacancy created by the death, resignation, removal or disqualification of any Preferred Holder Director shall only be filled by an eligible person nominated by the Preferred Governance Majority unless the Preferred Governance Majority agrees otherwise. If a person designated by the Preferred Governance Majority to be a Preferred Holder Director is not a Preferred Holder Director because of such person's death, disability, disqualification, withdrawal as a Preferred Holder Director or is for any other reason unavailable or unable to serve on the Board, the Preferred Governance Majority shall be entitled to promptly designate another person to be a Preferred Holder Director and such vacancy shall not be filled prior to the designation of an individual by the Preferred Governance Majority. The Preferred Holder Director may resign from the Board at any time without notice. If the position of Preferred Holder Director is vacant and the Preferred Governance Majority designates a person for a Preferred Holder Director, the Board shall appoint such person to the Board as the Preferred Holder Director to serve on the Board until his or her term expires at the next annual Shareholders meeting.

(c)
Subject to Article 26.8, in the event the size of the Board is increased beyond seven (7) members, for each member of the Board beyond seven (7) members, the Preferred Governance Majority shall have the right to designate one (1) additional director nominee for election or appointment as a Director such that increases to the Board beyond seven (7) members shall occur in increments of two (2) where one of the new Directors shall be a nominee designated by the Preferred Governance Majority.

26.3	Dividends

(1)	Entitlement to Dividends

(a)
On a quarterly basis, the Preferred Holders are entitled to receive, for each Series A Preferred Share, out of the funds legally available for the payment of dividends, an annual, cumulative, preferential dividend equal to 8% of the applicable Initial Price, compounded monthly (the "Preferred Dividend"). Dividends shall be payable, either, at the election of the Company, (i) in Common Shares (which shall be valued as the Closing Price of a Common Share on the NYSE MKT on the trading day immediately before the dividend is paid), but only if the receipt of the applicable Common Shares by such Preferred Holder shall be deemed an exempt purchase pursuant to Section 16(b) of the Exchange Act, or (ii) following notice to each Holder, in cash by wire transfer of immediately available funds. Payment of the Preferred Dividend shall begin on April 1, 2013 (and include all accrued but unpaid dividends beginning on December 13 , 2012) and thereafter shall be paid on the first business day of each following quarter, beginning on July 2, 2013, subject to the deduction or withholding of any taxes required to be deducted or withheld under applicable tax laws, rules or regulations.

(b)
The dividends to which a Preferred Holder is entitled accrue, in respect of each Series A Preferred Share, daily as of the date such Series A Preferred Share is issued. Dividends accrue whether or not they are declared by the Board of Directors.

(2)	Priority of Dividends

No dividend or other distribution will be paid, declared or set apart for payment in respect of any Common Shares or shares of any other class ranking junior to the Series A Preferred Shares in respect of dividends unless the Preferred Holders have been paid in full all accrued but unpaid dividends to which they are entitled and the Series A Preferred Shares shall rank senior to each class of shares that is created before or after it as long as it is outstanding. No dividend or other distribution greater than the Preferred Dividend (other than a stock dividend giving rise to an adjustment under Section 26.6(2) will be paid, declared or set apart for payment in respect of any Common Shares or shares of any other class ranking junior to the Series A Preferred Shares in respect of dividends (and the Series A Preferred Shares are deemed to rank senior to each class of shares that is created before it).

26.4	(Intentionally Left Blank)

26.5	Conversion

(1)	Optional Conversion Rights

The Series A Preferred Shares are convertible, at any time and from time to time, at the option of the Preferred Holder and without payment of additional consideration, into Common Shares.

(2)	Conversion Rate

The number of Common Shares into which each Series A Preferred Share is convertible is equal to the quotient obtained by dividing the Initial Price applicable to such Series A Preferred Share by the Conversion Price applicable to such Series A Preferred Share, as adjusted from time to time in accordance with Article 26.6.

(3)	Mandatory Conversion

If at any time after December 13, 2013, (i) the Weighted Average Price of the Common Shares exceeds the Mandatory Conversion Price on each Trading Day during the twenty (20) consecutive Trading Days immediately prior to both the delivery of an applicable Mandatory Conversion Notice and the applicable Mandatory Conversion Date, and (ii) all the Equity Conditions are satisfied (or waived by the Preferred Holders) as of both the applicable Mandatory Conversion Notice Date and the applicable Mandatory Conversion Date, the Company may require each Preferred Holder to convert all, or any whole number, of Preferred Shares equal to the product of (i) the aggregate Preferred Shares which the Company has elected to cause to be converted pursuant to this Section 26.5(3), multiplied by (ii) such holder's pro rata amount, in each case as designated in the applicable Mandatory Conversion Notice into fully paid, validly issued and non-assessable shares of Common Shares (rounded to the nearest whole share) in accordance with this Section 26.5(3) at the Conversion Price (a "Mandatory Conversion") The Company will cause its transfer agent to issue each Preferred Holder of record on the Mandatory Conversion Date the number of Common Shares into which that Permitted Number of the Series A Preferred Shares is convertible at the address of record for such Preferred Holder. Upon such issuance, the certificates representing the Series A Preferred Shares so converted shall be null and void. The Company may effect only one (1) Mandatory Conversion during any thirty (30) calendar day period.

(4)	Time of Conversion

Conversion is deemed to be effected (a) in the case of an optional conversion pursuant to Section 26.5(1), immediately prior to the close of business on the Conversion Date or (b) in the case of a Mandatory Conversion as of the Mandatory Conversion Date.

(5)	Effect of Conversion

Upon the conversion of the Series A Preferred Shares at the time provided for in Section 26.5(4):

(a)	The rights of a Preferred Holder as a holder of the converted Series A Preferred Shares cease; and

(b)	Each person in whose name any certificate for Common Shares is issuable upon such conversion is deemed to have become the holder of record of such Common Shares.

(6)	Mechanics of Conversion

(a)	To exercise optional conversion rights under Section 26.5(1), a Preferred Holder must:

(i)	Give written notice to the Company at its principal office or the office of any transfer agent for the Common Shares:

(a)	Stating that the Preferred Holder elects to convert Series A Preferred Shares and the number of Series A Preferred Shares to be so converted; and

(b)	Providing the name or names (with address or addresses) in which the certificate or certificates for Common Shares issuable upon such conversion are to be issued; and

(ii)
Where the Common Shares are to be registered in the name of the person other than the Preferred Holder, provide evidence to the Company of proper assignment and transfer of the surrendered certificates to the Company, including evidence of compliance with applicable securities laws and any applicable shareholder agreement in respect of the Company.

(b)
Within 3 Trading Days after the Conversion Date or on the Mandatory Conversion Date, as applicable, the Company will issue and deliver to the Preferred Holder a certificate or certificates in such denominations as such Preferred Holder requests for the number of full Common Shares issuable upon the conversion of such Series A Preferred Shares, together with cash in respect of any fractional Common Shares issuable upon such conversion in accordance with paragraph (7). If the Company shall fail for any reason or for no reason to issue to the Preferred Holder within 3 days after the Conversion Date or Mandatory Conversion Date, and if on or after such Business Day such Preferred Holder purchases (in an open market transaction or otherwise) Common Shares to deliver in satisfaction of a sale by such Preferred Holder of such Common Shares that the holder anticipated receiving without legend from the Company (a "Buy-In"), then the Company shall, within three (3) business days after such Preferred Holder's request and in such Preferred Holder's discretion, either (i) pay cash to such Preferred Holder in an amount equal to such Preferred Holder's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the Common Shares so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such Common Shares shall terminate, or (ii) promptly honor its obligation to deliver to the holder such Common Shares as provided above and pay cash to the holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Common Shares, times (B) the Closing Price on the date of the occurrence of any of clauses (i) through (ii), as applicable. "Closing Price" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Shares are then listed or quoted on the Principal Eligible Market, the closing bid price per share of the Common Shares for such date (or the nearest preceding date) on the Principal Eligible Market; (b) if the Common Shares are then listed or quoted on an Eligible Market or any other national securities exchange, the closing bid price per share of the Common Shares for such date (or the nearest preceding date) on the primary Eligible Market or exchange on which the Common Shares are then listed or quoted; or (c) in all other cases, the Fair Market Value.

(c)
If some but not all of the Series A Preferred Shares represented by a certificate or certificates surrendered by a Preferred Holder are converted, the Company will execute and deliver to or on the order of the Preferred Holder within three (3) days, at the expense of the Company, a new certificate representing the number of Series A Preferred Shares that were not converted.

(d)
The Company will pay any documentary, stamp, or similar issue or transfer tax due to the issue of the Common Shares upon conversion, unless the tax is the direct result of the request of a Holder that the Common Shares be issued in a name other than the Holder.

(7)	Fractional Shares

No fractional Common Shares will be issued upon conversion of Series A Preferred Shares. Instead of any fractional Common Shares that would otherwise be issuable upon conversion of Series A Preferred Shares, the Company will pay to the Preferred Holder a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per Common Share (as determined in a manner reasonably prescribed by the Board of Directors) at the time of conversion, but no such payment is required if the Board of Directors determines that the value of one Common Share is less than $100.

26.6	Conversion Price

(1)	Initial Conversion Price

The initial Conversion Price for a Series A Preferred Share is equal to the Initial Price for such Series A Preferred Share and remains in effect until it is adjusted in accordance with the other provisions of this Article 26.6.

(2)	Adjustments for Stock Splits

After the Issuance Date in respect of the Series A Preferred Shares, the Conversion Price is adjusted upon a Stock Split, automatically and simultaneously with the Stock Split, such that the Conversion Price is equal to the product obtained by multiplying the Conversion Price immediately before the Stock Split by a fraction:

(a)	The numerator of which is the number of Common Shares outstanding immediately before the Stock Split; and

(b)	The denominator of which is the number of Common Shares outstanding immediately after the Stock Split.

(3)	Adjustments for Capital Reorganizations

If, following the Issuance Date in respect of the Series A Preferred Shares, the Common Shares are changed into the same or a different number of shares of any class or series of stock, whether by capital reorganization, reclassification or otherwise (other than in connection with a Liquidation Event), the Company will provide each Preferred Holder with the right to convert each Series A Preferred Share into the kind and amount of shares or other securities receivable upon such change that a holder of a number of Common Shares equal to the number of Common Shares into which such Series A Preferred Share was convertible immediately prior to the change is entitled to receive upon such change.

(4)	No Impairment

The Company will not, by amendment of its Articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under Article 26.5 or this Article 26.6, but will at all times in good faith assist in the carrying out of all the provisions of Article 26.5 and this Article 26.6 and in the taking of any action necessary or appropriate in order to protect the conversion rights of the Preferred Holders against impairment.

(5)	Certificate as to Adjustments

In each case of an adjustment or readjustment of the Conversion Price, the Company will promptly furnish each Preferred Holder with a certificate showing such adjustment or readjustment, and stating in reasonable detail the facts upon which such adjustment or readjustment is based.

(6)	Further Adjustment Provisions

If, at any time as a result of an adjustment made pursuant to this Article 26.6, a Preferred Holder becomes entitled to receive any shares or other securities of the Company other than Common Shares upon surrendering Series A Preferred Shares for conversion, the Conversion Price in respect of such other shares or securities will be adjusted after that time, and will be subject to further adjustment from time to time, in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Series A Preferred Shares contained in this Article 26.6, and the remaining provisions of these Series A Preferred Shares provisions apply on the same or similar terms to any such other shares or securities.

26.7	Redemption

(1)	Redemption

From and after the date which is five years from the Issuance Date of the Series A Preferred Shares (such date the "Redemption Date"), either (i) the Company or (ii) each holder of Series A Preferred Shares shall have the right, on demand, exercisable by 30 days' notice in writing, to redeem or to require the Company to redeem, out of funds lawfully available therefor, all or any portion of the Series A Preferred Shares held by the Preferred Holder making such demand, and upon the date specified in such notice (each such date, a "Scheduled Redemption Date") the Company shall redeem the number of the Series A Preferred Shares with respect to which such demand has been given by paying to the Preferred Holder thereof the Series A Preferred Redemption Amount in cash for each such share (the "Aggregate Series A Preferred Redemption Amount") on presentation and surrender of the certificate(s) for such Series A Preferred Shares. Upon receipt or delivery, as the case may be, of such notice, the Company shall provide written notice of such demand to every other holder of Series A Preferred Shares, if any, specifying the applicable Scheduled Redemption Date, and such other holders of Series A Preferred Shares may elect to exercise such holders' right to demand redemption of such holders' Series A Preferred Shares for the same Scheduled Redemption Date by delivery of written notice to the Company not less than five business days prior to such Scheduled Redemption Date. If the Company does not have sufficient funds legally available to redeem on any Scheduled Redemption Date all Series A Preferred Shares to be redeemed on such Scheduled Redemption Date, the Company shall redeem a pro rata portion of each holder's redeemable shares out of funds legally available therefor, based on the respective amounts which would otherwise be payable in respect of the shares to be redeemed if the legally available funds were sufficient to redeem all such shares, and shall redeem the remaining shares to have been redeemed (the "Remaining Shares") as soon as practicable after the Company has funds legally available therefor. In the event less than all of the Series A Preferred Shares represented by a certificate are redeemed, a new certificate representing the remaining Series A Preferred Shares shall promptly be issued to such holder.

If the funds necessary to effect the redemption of any of the Series A Preferred Shares have been set aside so as to be available for payment on demand by the Preferred Holders, then, after the date so fixed for redemption, all rights and privileges in the Series A Preferred Shares so called for redemption, including the right to dividends thereon accruing after the date so fixed for redemption, shall cease except the right to be paid the Series A Preferred Redemption Amount for each such share.

(2)	Failure to Redeem

If the Company shall (i) not have completed a Liquidation Event (excluding a voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Company) prior to the Redemption Date and (ii) be prohibited from redeeming all Remaining Shares within 30 days after the exercise by the holder of Series A Preferred Shares of such holder's right to demand redemption, then in addition to all other remedies that may be available (a) the Company shall distribute all of the legal available funds to the holders of the Preferred Shares (the "Distributed Funds)", and (b) (i) the Company shall repay the difference between the Aggregate Series A Redemption Amount and the Distributed Funds (the "Remaining Payment Amount") in equal quarterly payments for the period of two (2) years from the Redemption Date, and (ii) the Company shall engage at its expense an investment banker (mutually acceptable to the Preferred Super Majority and the Company, each acting reasonably) to assist in facilitating any transaction or capital raise and such redemption plan must be completed within 180 days of the Redemption Date.

(3)	Further Failure to Redeem

Subject to Article 26.8, if after two (2) years from the Redemption Date the Company is unable to redeem all Remaining Shares, but provided the Preferred Holders continue to hold at least 7,567,568 shares of Series A Preferred Shares, then the Preferred Super Majority may, (i) provided it is permitted by the Articles of the Company, as amended, voting as a single class (to the exclusion of the holders of all other securities and classes of capital stock of the Company), vote to elect such number of additional directors which shall constitute a majority of the Company's Board of Directors, and the number of directors constituting the Company's Board of Directors shall automatically be increased as necessary, and (ii) in the event it is not permitted, the Preferred Super Majority may sell, as may be permitted by applicable law, on behalf of the Company the assets of the Company, in its discretion, that are sufficient to redeem the Remaining Shares.

26.8	Pending Approval

Each of Sections 26.2(4)(a), 26.2(4)(c) and 26.7(3)(i) shall become effective upon Special Common Approval.

SCHEDULE “B”
SPECIAL RESOLUTION FOR APPROVAL OF SECTION
26.7(3)(i) OF THE COMPANY’S ARTICLES

Preferred Shares Rights Matter

RESOLVED, as a separate special resolution of the holders of the issued and outstanding common shares of the Company, that the approval of Section 26.7(3)(i) of the Articles, granting the holders of the Series A Preferred Shares preferential governance and nomination rights if the Company fails to redeem the Series A Preferred Shares within two years after a demand for redemption by a holder, is hereby consented to.